UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500

San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer

Bingham McCutchen LLP

355 South Grand Ave., Suite 4400

Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979

Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

SEPARATELY MANAGED
ACCOUNT RESERVE TRUST

ANNUAL REPORT

For the year ended
September 30, 2012

Brandes Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust (“SMART” or “the Fund”) gained 15.14% for the 12-month period ended September 30, 2012, while its benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.16%, and the Barclays U.S. Intermediate Credit Bond Index gained 8.30%.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30. I will also discuss how the Fund is positioned for the future.

The Markets

During the past 12 months, it seemed the prevalent theme in fixed-income markets was Don’t Fight the Fed — or for that matter the European Central Bank (ECB), the Bank of England and the Bank of Japan. Effectively declaring war on yields by ratcheting up their expansionary monetary policies during the period, the world’s major central banks appeared determined to squeeze the last bit of yield out of fixed income in hopes that it would prompt investors to discard their risk aversion and help jump start the moribund global economy.

There was a keen focus on the euro zone yet again during the period, a seemingly endless stream of European Union summits finally introduced a roadmap toward an integrated banking union. The key piece of the ECB roadmap, the Outright Monetary Transactions (OMT) program, was announced in September. This new sovereign bond purchase program aimed to preserve the singleness of the euro zone’s monetary policy and address unfounded fears on the part of investors of the reversibility of the euro, as reported in the bank’s official statement. In reality, the net effect of the OMT program, in our view, is that the ECB has moved its implicit backstop against extreme tail risks to an explicit backstop. This means that while explicit support from the ECB may result in removing acute financial market stress over the short term and likely over the medium term, it does not address the structural and institutional issues that the region faces.

Few would argue that either the ECB or the euro zone members have been ahead of the curve to address the fundamental issues facing the continent; in fact, incentives for political action to date have largely been provided by financial market indicators — notably pressure on sovereign bond yields. The question now is, with the tail risks having apparently been removed from the equation, what are the forces that will drive the euro area to actually tackle its underlying structural problems?

Sovereign balance sheets did not suddenly improve with the ECB actions during the third quarter, and are likely to continue getting worse over time in the absence of considerable fundamental reform. It is for this reason that, while the removal of

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immediate acute stress in the euro zone was a welcome development, we believe the path to real recovery remains long and challenging.

Not to be outdone by their counterparts on the other side of the Atlantic, the Federal Reserve decided during the third quarter to keep the liquidity party going through the launch of a third round of quantitative easing (QE3). The program is an open-ended commitment to purchase $40 billion in agency mortgage-backed securities (MBS) a month.

A number of academic studies have concluded that the first two rounds of quantitative easing have had a marginal impact on interest rates and have certainly demonstrated diminishing returns, but lest the Fed be accused of doing nothing to assist the tepid economic recovery, it decided to show the market that it is indeed doing something by continuing to flood the market with liquidity.

The one tangible result of the Fed’s new mortgage purchase program has been to support positive bond market supply and demand technicals. The combined net supply of large U.S. dollar bond and structured markets has been running at approximately $25 billion per month. Additionally, the market is estimated to be receiving about $80 billion per month in coupons. With the Fed purchasing an additional $40 billion per month in MBS, there are a lot of dollars chasing diminished supply.

The Fund

Amid an accommodative central bank backdrop and strong market technicals, the Fund registered positive performance relative to its primary benchmark over the 12-month period ended September 30, 2012. Gains for corporate bonds in the banking, homebuilding and building products industries were among the largest positive contributors to the Fund's performance. In the banking industry, corporate bonds issued by JPMorgan, Regions Financial, and Marshall & Ilsley Bank were among the largest positive contributors to the Fund's performance. For the Fund’s positions in the homebuilding and building products industry, securities issued by USG Corp, Masco Corp and Lennar Corp all registered healthy appreciation during the past 12 months.

Holdings in subprime asset backed securities (ABS) also contributed to positive performance. The performance of subprime ABS, as well as the home builders and building product companies mentioned above was driven by continued improvement in the U.S. housing sector. Home prices were up 3% to 4% in the first six months of 2012 across four different home price series — Case Shiller, Core Logic, FHFA and Core Logic Distressed Excluded — marking the first time in six years when home prices rose in all four series in the first half of the year.

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The trend in home prices is important because purchases typically increase if prospective homeowners think prices have stopped falling and are about to rise. Additionally, there has been a steady and meaningful decline in the shadow inventory — primarily distressed properties. According to Morgan Stanley estimates, the shadow inventory peaked at 8.8 million units in early 2010 and is currently at 5.6 million units — a drop of 37%. Household formation is on the rise and running well ahead of new construction, further supporting the market. Finally, although mortgage rates have been low for an extended period, they hit new lows during the quarter, fueling an increase in mortgage purchase applications.

We have had a meaningful weighting in the home builders since the credit crisis. Virtually all of the home builders we own are high-yield securities and have experienced significant price recovery over the past few years.

We’d like to take a moment to highlight how our approach to evaluating home builders contrasts with the approach taken by the rating agencies and general market. Our approach relied heavily on an asset-coverage framework, which means we conducted a careful review of home builders’ land inventory by geographical region, applied a write-down of various percentages (generally 40% to 80%) to the value of the land, and then calculated the potential recovery value for bond holders at different levels in the capital structure.

Our conclusion was that the home builders we found attractive had significant asset coverage despite considerable write-downs to the value of their land inventory. In other words, they exhibited loss characteristics that we believe were consistent with investment-grade credit characteristics. The market and rating agencies, however, largely focused on the amount of leverage carried by each home builder. The amount of leverage was consistent with high-yield credit characteristics. While we don’t dispute the assessment that the risk of default may be consistent with high-yield bonds, the fact that we perceived a better risk/reward tradeoff led us to assign higher long-term ratings than the rating agencies.

This disconnect between the market/rating agency approach and our fundamental bottom-up approach led to what, in our view, were compelling margins of safety (The margin of safety for any security is defined as the discount of its market price to what the firm believes is the current intrinsic value of that security) in a number of individual home builders. The home builders have performed well, but in our opinion the rating agencies haven’t given them credit for their underlying fundamental asset-coverage strength; therefore, we feel they still offer attractive value.

During the 12-month period, notable purchases in the Fund consisted of corporate bonds issued by Chesapeake Corp, Edison Mission Energy, Marks & Spencer, Regions Financial and Telefonica. Sales activity in the Fund was highlighted by tenders of two securities: Marshall & Illsley Corp and American Axle Corp. In each case,

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the issuer was seeking to take advantage of the low interest-rate environment to retire high-cost debt and replace it with issuance of new bonds at a lower interest cost. Generally, in order to incentivize investors to tender their debt securities, issuers have to pay a premium price. In each case above, the tender price was well above our estimate of the security’s fair value. The Fund also pared back its exposure to non-agency MBS as a few securities in this sector hit our estimates of their fair value.

The Fund’s yield premium to the benchmarks was once again a positive factor in relative performance. As of September 30, 2012, the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

Most, if not all, of the drivers of global headline risk during the past 12 months remain fluid, evolving stories and the full extent of their impact on the global economy is not yet known. Since fixed-income investors are a generally cynical and skeptical bunch, one question that undoubtedly should be asked is whether there is a proper level of concern about valuations in the U.S. credit market when adjusted for peripheral risks and potential return volatility? The recent macroeconomic headlines have had little effect on U.S. corporate fundamentals — cash on hand and interest coverage remain at decade highs, balance sheet leverage is back in line with levels seen in the early 2000s, and EBITDA margins are near 20-year highs. Additionally the low level of interest rates has enticed many companies to lock in favorable all-in interest costs, reducing near-term refinancing risks. In short, the solid state of U.S. balance sheets, the high levels of cash available to corporations, and the reduced borrowing needs all argue for the continuation of the low default environment for the foreseeable future, even in the face of global macro headwinds.

We believe that the market has been so consumed with global macroeconomic issues that it has not fully appreciated the fundamental improvement in corporate America. Credit spreads are now largely consistent with fundamental levels, even if they have gotten there largely due to macro and technical factors. As we move into the fourth quarter of 2012, the credit market appears to be fairly valued. A value proposition that is described as broadly fair value for the market, however, should not be construed to represent a lack of opportunity. It simply means that we believe that the universal lift to all credit is fading.

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If this is an accurate characterization, it could bode well for our security specific bottom-up, value investment process.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as

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credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The index is a total return index which reflects the price changes and interest of each bond in the index.

The S&P/Case-Shiller Home Price Indices measure U.S. residential real estate prices. The index family includes 23 headline indices – indices for 20 metropolitan statistical areas (MSAs) and three composite indices (National; 10-City and 20-City). Additionally, the index family includes price tier indices for 17 of the 20 MSAs, five

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condominium indices and seasonally-adjusted versions of the headline and condominium indices. Capturing approximately 75% of U.S. residential housing stock by value, the S&P/Case-Shiller U.S. National Home Price Index is a quarterly index of single-family home prices for the nine U.S. Census divisions. The 10 and 20 city composite indices also measure single family home prices and are calculated monthly.

CoreLogic Home Price Index: With over 97,450 monthly time series, CoreLogic Home Price Indexes incorporates more than thirty years of repeat sales transactions to create monthly home price indices covering home price trends at the national, state, CBSA, county and zip code levels. The Indexes, which are updated monthly, include an overall index and a separate index for distressed sales.

FHFA HPI: The HPI is a broad measure of the movement of single-family house prices. The HPI is a weighted, repeat-sales index, meaning that it measures average price changes in repeat sales or refinancings on the same properties. This information is obtained by reviewing repeat mortgage transactions on single-family properties whose mortgages have been purchased or securitized by Fannie Mae or Freddie Mac since January 1975. The HPI includes house price figures for the nine Census Bureau divisions, for the 50 states and the District of Columbia, and for Metropolitan Statistical Areas (MSAs) and Divisions.

One cannot invest directly in an index.

The Brandes Separately Managed Account Reserve Trust (“SMART”) Fund is distributed by Quasar Distributors, LLC.

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The following chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to September 30, 2012 and in the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index for the same period.

Cumulative Performance of $1,000,000 Since Inception

	Average Annual Total Return Periods Ended September 30, 2012
	One Year	Three Years	Five Years	Since Inception (10/3/05)
Separately Managed Account Reserve Trust	15.13%	13.63%	6.73%	6.42%
Barclays Capital U.S. Aggregate Index	5.16%	6.19%	6.53%	5.96%
Barclays Capital U.S. Intermediate Credit Index	8.30%	7.30%	6.97%	6.18%

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The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of September 30, 2012

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Expense Example

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period
Separately Managed Account Reserve Trust*	$1,000.00	$1,058.60	0.00%	$0.00

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Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period
Separately Managed Account Reserve Trust*	$1,000.00	$1,025.00	0.00%	$0.00
*	No expenses have been charged to the SMART Fund over the period, as the SMART Fund is part of wrap-fee programs sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS September 30, 2012

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.84%
Fannie Mae Interest Only Strip – 0.84%
5.500%, 01/01/2036	$4,027,521	$501,703
6.000%, 06/01/2036	5,115,936	691,541
		1,193,244
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $1,831,703)		$1,193,244
OTHER MORTGAGE RELATED SECURITIES – 5.85%
Collateralized Mortgage Obligations – 0.02%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.843%, 10/25/2036	$32,649	$32,224
Near Prime Mortgage – 3.02%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.648%, 10/25/2035	3,653,552	3,430,478
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.756%, 03/20/2036	1,293,779	858,743
		4,289,221
Sub-Prime Mortgages – 2.81%
Countrywide Asset-Backed Certificates
Series 2004-10, 1.267%, 12/25/2034	3,367,568	330,399
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.387%, 04/25/2036	2,230,211	1,999,025
Structured Asset Investment Loan Trust
Series A3, 0.597%, 07/25/2035	1,753,361	1,636,075
		3,965,499
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $10,854,940)		$8,286,944

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2012 (continued)

	Principal Amount	Value
US GOVERNMENTS – 11.67%
Sovereign – 11.67%
United States Treasury Bond
4.750%, 02/15/2037	$1,535,000	$2,124,776
United States Treasury Note
4.500%, 02/15/2016	3,950,000	4,496,830
3.375%, 11/15/2019	6,720,000	7,791,000
2.000%, 11/15/2021	2,025,000	2,114,068
		16,526,674
TOTAL US GOVERNMENTS (Cost $15,681,953)		$16,526,674

	Shares	Value
COMMON STOCKS – 0.50%
Paper & Forest Products – 0.47%
Abitibi-Consolidated(a)(c)	3,950,000	$—
Quad/Graphics, Inc.	15,701	266,289
Resolute Forest Products, Inc.(a)	31,224	405,912
		672,201
Semiconductors – 0.02%
MagnaChip Semiconductor Corp.(a)	2,010	23,718
TOTAL COMMON STOCKS (Cost $4,082,221)		$695,919
PREFERRED STOCKS – 2.20%
Banks & Thrifts – 2.18%
Ally Financial, Inc., 8.500%	126,200	$3,086,852
TOTAL PREFERRED STOCKS (Cost $2,972,010)		$3,086,852

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2012 (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 2.99%
Student Loan – 2.99%
National Collegiate Student Loan Trust
Series A-4, 0.522%, 10/25/2033	$1,500,000	$592,817
SLM Student Loan Trust
Series 2004-B, 0.819%, 09/15/2033	1,500,000	982,500
Series 2005-A, 0.699%, 12/15/2038	1,865,000	1,158,176
Series 2006-A, 0.679%, 06/15/2039	2,200,000	1,497,229
		3,637,905
TOTAL ASSET BACKED SECURITIES (Cost $5,410,758)		$4,230,722
CORPORATE BONDS – 72.77%
Advertising – 2.99%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	3,920,000	4,233,600
Banks & Thrifts – 12.91%
Ally Financial, Inc.
6.750%, 12/01/2014	3,646,000	3,901,220
First Horizon National Corp.
5.375%, 12/15/2015	1,780,000	1,947,405
JP Morgan Chase & Co.
7.900%, Perpetual	5,620,000	6,382,803
Regions Financial Corp.
5.750%, 06/15/2015	3,890,000	4,176,809
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	1,500,000	1,860,287
		18,268,524

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2012 (continued)

	Principal Amount	Value
Building Materials – 10.14%
CRH America, Inc.
6.000%, 09/30/2016	1,915,000	$2,136,321
Masco Corp.
6.125%, 10/03/2016	4,040,000	4,446,590
Mohawk Industries, Inc.
6.375%, 01/15/2016	2,965,000	3,335,625
Owens Corning
6.500%, 12/01/2016	1,445,000	1,622,614
USG Corp.
6.300%, 11/15/2016	2,790,000	2,817,900
		14,359,050
Consumer Products – 2.62%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	3,285,000	3,703,838
Diversified Financial Services – 7.01%
American International Group, Inc.
6.400%, 12/15/2020	2,785,000	3,392,386
International Lease Finance Corp.
6.625%, 11/15/2013	3,350,000	3,500,750
SLM Corp.
5.000%, 10/01/2013	2,920,000	3,025,850
		9,918,986
Electric Utilities – 6.57%
EDP Finance BV
4.900%, 10/01/2019(b)	4,450,000	4,138,500
FirstEnergy Corp.
7.375%, 11/15/2031	3,950,000	5,173,971
		9,312,471
Energy – 1.29%
Valero Energy Corp.
9.375%, 03/15/2019	1,340,000	1,819,959

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2012 (continued)

	Principal Amount	Value
Food, Beverage & Tobacco – 4.94%
Pilgrims Pride Corp.
7.875%, 12/15/2018	1,790,000	$1,704,975
Tyson Foods, Inc.
6.600%, 04/01/2016	4,615,000	5,295,713
		7,000,688
Homebuilders – 11.02%
Centex Corp.
6.500%, 05/01/2016	2,695,000	3,018,400
Lennar Corp.
5.600%, 05/31/2015	4,275,000	4,552,875
Pulte Group, Inc.
5.200%, 02/15/2015	3,205,000	3,397,300
Toll Brothers Finance Corp.
5.150%, 05/15/2015	4,235,000	4,617,785
		15,586,360
Insurance – 3.70%
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	2,109,430
5.875%, 08/15/2020	1,250,000	1,459,381
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	1,490,000	1,667,559
		5,236,370
Media – 1.44%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	1,075,000	1,264,674
Virgin Media Finance Plc
9.500%, 08/15/2016	698,000	773,035
		2,037,709
Oil & Gas – 3.42%
Chesapeake Energy Corp.
6.625%, 08/15/2020	3,555,000	3,666,093
El Paso Corp.
7.000%, 06/15/2017	1,035,000	1,187,669
		4,853,762

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2012 (continued)

	Principal Amount	Value
Retail – 2.29%
Marks & Spencer Plc
7.125%, 12/01/2037(b)	2,975,000	$3,247,718
Telecommunications – 1.61%
Telecom Italia Capital SA
6.999%, 06/04/2018	840,000	926,100
Telefonica Emisiones SAU
5.462%, 02/16/2021	1,390,000	1,362,200
		2,288,300
Utilities – 0.82%
Edison Mission Energy
7.000%, 05/15/2017	2,230,000	1,154,025
TOTAL CORPORATE BONDS (Cost $91,420,185)		$103,021,360

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97(c)	80,400	$—
TOTAL WARRANTS (Cost $863,486)		$—

	Principal mount	Value
SHORT TERM INVESTMENTS – 2.28%
Repurchase Agreement – 2.28%
State Street Repurchase Agreement (Dated 9/28/12), due 10/1/12, 0.01%
[(collateralized by $2,335,000 United States Treasury Bond, 5.25%, 2/15/29, Market Value $3,289,495)](proceeds $3,229,928)	$3,229,925	$3,229,925
TOTAL SHORT TERM INVESTMENTS (Cost $3,229,925)		$3,229,925
Total Investments (Cost $136,347,181) – 99.07%		$140,271,640
Other Assets in Excess of Liabilites – 0.93%		1,314,403
TOTAL NET ASSETS – 100.00%		$141,586,043

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market values of these securities total $7,386,218 which represents 5.22% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2012 (continued)

(c)	The prices for these securities were derived from an estimate of fair market value pursuant to procedures approved by the Fund's Board of Trustees. These securities represent $0 or 0.00% of the Fund's net assets.

The accompanying notes are an integral part of these Schedules of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2012

ASSETS
Investments in securities, at cost	$136,347,181
Investments in securities, at value	$140,271,640
Receivables:
Fund shares sold	80,658
Dividends and interest	2,268,710
Total Assets	142,621,008
LIABILITIES
Payables:
Fund shares redeemed	469,167
Dividends payable	565,798
Total Liabilities	1,034,965
NET ASSETS	$141,586,043
COMPONENTS OF NET ASSETS
Paid-in capital	$163,388,371
Undistributed net investment income	127,993
Accumulated net realized loss on investments and foreign currency	(25,854,780)
Net unrealized appreciation on:
Investments	3,924,459
Total Net Assets	$141,586,043
Net asset value, offering price and redemption proceeds per share
Net Assets	$141,586,043
Shares outstanding (unlimited shares authorized without par value)	15,720,485
Offering and redemption price	$9.01

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2012

INVESTMENT INCOME
Income
Dividend income	$110,074
Interest income	7,917,925
Miscellaneous income	84,113
Total income	8,112,112
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	8,112,112
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on Investments	421,276
Net realized gain	421,276
Net change in unrealized appreciation on:
Investments	11,507,728
Net realized and unrealized gain on investments	11,929,004
Net increase in net assets resulting from operations	$20,041,116

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$8,112,112	$9,199,824
Net realized gain/(loss) on:
Investments	421,276	(176,172)
Foreign currency transactions	—	(36,812)
Net unrealized appreciation (depreciation) on:
Investments	11,507,728	(1,461,568)
Foreign currency transactions	—	(977)
Net increase in net assets resulting from operations	20,041,116	7,524,295
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,827,035)	(9,522,282)
Decrease in net assets from distributions	(8,827,035)	(9,522,282)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,773,905	22,052,366
Net asset value of share issued on reinvestment of distributions	2,132,311	2,989,334
Cost of shares redeemed	(35,956,687)	(39,113,330)
Net decrease in net assets from capital share transactions	(12,050,471)	(14,071,630)
Total Decrease in net assets	(836,390)	(16,069,617)
NET ASSETS
Beginning of the Period	142,422,433	158,492,050
End of the Period	$141,586,043	$142,422,433
Undistributed net investment income	$127,993	$428,058

The accompanying notes to financial statements are an integral part of this statement.

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FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Net asset value, beginning of period	$8.32	$8.46	$7.46	$6.97	$9.61
Income (Loss) from investment operations:
Net investment income	0.49 (2)	0.52 (2)	0.60 (2)	0.64	0.81
Net realized and unrealized gain/(loss) on investments	0.73	(0.12)	0.97	0.47	(2.63)
Net increase from payments by affiliates (Note 2H)	—	—	—	—	0.01
Total from investment operations	1.22	0.40	1.57	1.11	(1.81)
Less dividends and distributions:
Dividends from net investment income	(0.53)	(0.54)	(0.57)	(0.62)	(0.81)
Dividends from net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.53)	(0.54)	(0.57)	(0.62)	(0.83)
Net asset value, end of period	$9.01	$8.32	$8.46	$7.46	$6.97
Total return	15.13%	4.61%	21.81%	18.25%	(20.15	)%(3)
Net assets, end of period (millions)	$141.6	$142.4	$158.5	$157.5	$154.6
Ratio of net expenses to average net assets(1)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(1)	5.66%	5.98%	7.53%	10.15%	9.28%
Portfolio turnover rate	27.44%	56.16%	36.90%	40.53%	157.66%

(1)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The Fund's total return consists of a voluntary reimbursement by the Advisor for

The accompanying notes to financial statements are an integral part of this statement.

22

Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS (continued)

a realized investment loss on a transaction not meeting the Fund's investment guidelines. This item had an impact of less than 0.005% on the SMART Fund's total return. See Note 2H in the Notes to Financial Statements.

The accompanying notes to financial statements are an integral part of this statement.

23

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in diversified portfolios of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.
E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.
F.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrange-

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

ments is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
G.	Accounting for Uncertainty in Income Taxes. The Trust has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Trust may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Trust intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2009 through 2012). As of September 30, 2012, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2012. The Trust identifies its major tax jurisdictions as U.S. Federal and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Payment by Affiliate. During the fiscal year ended September 30, 2008, the Trust’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Fund $145,127, relating to the Fund’s purchase of a security of an affiliate of the Distributor which violated the Fund’s investment restrictions. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
I.	Fair Value Measurements. The Trust has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 —	Other significant observable market inputs including quoted prices for smiliar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.
J.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

Short-term securities including U.S. Government and other fixed income securities, with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. None of the Fund's securities were fair valued utilizing this method as of September 30, 2012.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund has entered into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund's portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are

29

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE.”) These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end management investment companies are valued based upon the net asset value (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated on the Schedule of Investments. These securities are classified as Level 3.

30

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the levels of inputs used, as of September 30, 2012, involving the Fund’s assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
SMART Fund
Equities	$3,782,771	$—	$—	$3,782,771
Asset Backed Securities	—	—	4,230,722	4,230,722
Corporate Bonds	—	103,021,360	—	103,021,360
Government Securities	—	16,526,673	1,193,244	17,719,917
Mortgage Backed Securities	—	7,956,546	330,399	8,286,945
Warrants	—	—	—	—
Repurchase Agreements	—	3,229,925	—	3,229,925
Total Investments in Securities	$3,782,771	$130,734,504	$5,754,365	$140,271,640

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Below are the transfers into or out of Levels 1 and 2 during the periods presented for the Fund:

Transfers into Level 1	$—
Transfers out of Level 1	—
Net Transfers in and/or out of Level 1	$—
Transfers into Level 2	$—
Transfers out of Level 2	5,754,365
Net Transfers in and/or out of Level 2	$5,754,365

Below is a reconciliation that details the activity of securities in Level 3 during the year ended September 30, 2012, using market values of the Level 3 securities at September 30, 2012:

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Beginning Balance – October 1, 2011	$—
Purchases	—
Sales	(97,000)
Transfers in to Level 3	5,754,365
Transfers out of Level 3	—
Realized gains (losses), net	97,000
Change in unrealized gains (losses)	—
Ending Balance – September 30, 2012	$5,754,365

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments and the net unrealized depreciation on investments, respectively on the Statement of Assets and Liabilities. As of September 30, 2012, the Fund had $5,230,355 of unrealized losses from Level 3 securities.

The following table presents information about unobservable inputs related to the Trust's categories of Level 3 investments as of September 30, 2012.

	Fair value at 9/30/12	Valuation Techniques	Unobservable Inputs	Ranges
Sub-Prime Mortgages	$ 330,399	Consensus pricing	Third party inputs	N/A
		Discounted cash flows	Constant default rate Loss severity Delinquency	0 – 12% 0 – 80% 0 – 60%
Student Loans	4,230,723	Consensus pricing	Third party inputs	N/A
		Discounted cash flows	Prepayment speeds	0 – 4%
Federal & Federally Sponsored Credits	1,193,243	Consensus pricing	Third party inputs	N/A
Equity Securities	—	Expected proceeds from pending litigation.	No active market	$0.00 - $0.00
Qualitative information based on the status of pending litigation

32

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant/significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Sub-Prime Mortgages, Student Loans and Federal & Federally Sponsored Credits

At regular intervals the above unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are compared to historical averages and general sector trends are taken into account. In general, an increase in the discount rate, default rates, loss severity and delinquencies, in isolation, would result in a decrease in the fair value measurement. In addition, an increase in default rates would generally be accompanied by a decrease in recovery rates, slower prepayment rates and an increase in liquidity spreads. For each of the individual relationships described above, the inverse relationship would also generally apply.

Equity Securities

As there is no active market for the Level 3 securities, the value is being derived from qualitative information based on the status of pending litigation.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its services under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.
B.	Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the

33

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

Certain officers and Trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended September 30, 2012:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$26,259,664	$12,556,422	$12,237,931	$37,392,113

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the year ended September 30, 2012, and the year ended September 30, 2011, was as follows (shares and dollar amounts in thousands):

	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares Sold	2,514	$21,774	2,551	$22,052
Issued on Reinvestment of Distributions	247	2,132	346	2,989
Shares Redeemed	(4,155)	(35,956)	(4,520)	(39,113)
Net Increase/(Decrease) Resulting from Fund Share Transactions	(1,394)	$(12,050)	(1,623)	$(14,072)

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2012, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$136,347,181
Gross tax unrealized appreciation	13,702,700
Gross tax unrealized depreciation	(9,778,241)
Net tax unrealized appreciation/(depreciation) on investments and foreign currency	3,924,459
Distributable ordinary income	127,993
Distributable long-term capital gains	—
Total distributable earnings	127,993
Other accumulated gains/(losses)	(25,854,780)
Total accumulated earnings/(losses)	$(21,802,328)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

During the year ended September 30, 2012, the Fund utilized $373,286 of capital loss carryforwards. As of September 30, 2012, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748, and $6,501,831, respectively.

The tax composition of dividends for the period ended September 30, 2012 for the Fund was as follows:

Ordinary Income Total	Long Term Capital Gains Total	Return of Capital
$8,827,035	$—	$—

At September 30, 2012, the Fund had net realized losses on investments and foreign currencies of $1,128,460 which are deferred for tax purposes and were recognized on October 1, 2012.

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2012, as a result of its reclassifications the Fund’s undistributed net investment income was increased by $414,858 and accumulated net realized loss was decreased by $414,858.

35

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are described below.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

On December 16, the International Accounting Standards Board (IASB) and the Financial Accounting Standards Board (FASB) issued common disclosure requirements that are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. The eligibility criteria for offsetting are different in International Financial Reporting Standards (IFRSs) and U.S. Generally Accepted Accounting Principles (US GAAP). The Trust will be required to apply the amendments in this Update for annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual periods. Management is currently evaluating the impact this disclosure may have on the Trust's financial statements.

NOTE 8 – OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2012, the Advisor or an affiliate of the Advisor beneficially owned 1,055,929 shares of the Fund which comprised 6.71% of total outstanding shares.

36

Brandes Separately Managed Account Reserve Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Brandes Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Separately Managed Account Reserve Trust (hereinafter as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the three years in the period ended September 30, 2010, were audited by another independent registered public accounting firm whose report, dated November 24, 2010, expressed an unqualified opinion on those financial highlights.

Los Angeles, California
November 26, 2012

37

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the year ended September 30, 2012, 100% of the ordinary distributions paid by the SMART Fund qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the year ended September 30, 2012, 0% of the ordinary distributions paid by the SMART Fund were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended September 30, 2012, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is 1.28% for the SMART Fund. Of the dividends paid by the SMART Fund, 1.28% qualify for the corporate dividends received deduction.

38

Brandes Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 71)	Trustee	Since June 2004	Independent Consultant, NATIXIS Global Asset Management, North America, from 2004 to 2011.	7	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 73)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	7	The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 55)	Trustee	Since April 2008	Retired since 2005; Director, Investment Management of Russell Investment Group from 2000 to 2005.	7	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 60)	Trustee	Since April 2008	Retired from 2002 – 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds.
Craig Wainscott 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 51)	Trustee	Since February 2012	Retired since 2006; Managing Director and other positions, US Mutual Funds; Russell Investments from 1982 to 2006; currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

39

Brandes Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Oliver Murray 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 49)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”).	7	None
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 51)	Trustee and President	Since July 2006	Executive Director of the Advisor.	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 41)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006; Counsel of the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 55)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 61)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

40

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue, 49th Floor
Los Angeles, CA 90071

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

INSTITUTIONAL INTERNATIONAL EQUITY FUND

INSTITUTIONAL GLOBAL
EQUITY FUND

INSTITUTIONAL EMERGING MARKETS FUND

INTERNATIONAL
SMALL CAP EQUITY FUND

INSTITUTIONAL CORE PLUS FIXED INCOME FUND

CREDIT FOCUS YIELD FUND

ANNUAL REPORT

For the periods ended
September 30, 2012

Brandes Institutional International Equity Fund

Dear Shareholder:

Aided by the positive momentum in the global capital markets, the net asset value of the Brandes Institutional International Equity Fund I shares increased 9.09% during the 12 months ended September 30, 2012. For the same period, the Fund’s benchmark, the MSCI EAFE Index rose 13.75%.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets

Extending a familiar theme, investors remained preoccupied with macroeconomic and geopolitical issues during the period. Europe’s sovereign debt crisis dominated the headlines and continued to raise worries over how it may affect global economic growth, particularly in Asia where concerns were raised over a hard landing in China.

But amid widespread protests over austerity measures in the euro zone, politicians and policymakers continued to exhibit a high degree of commitment to monetary union, and a concerted effort by the world’s major central banks — including the European Central Bank, the Federal Reserve and the Bank of Japan — to buy government bonds and stimulate economic growth helped send markets higher during the latter half of the period.

The Fund

The Fund’s large overweight to and select holdings in the telecommunications services and information technology sectors, as well as holdings in financials, weighed most heavily on returns. Within telecommunications, France Telecom and Portugal Telecom delivered double-digit negative returns and detracted from the Fund’s relative performance. Information technology holdings, including Japan’s FUJIFILM, office electronics company Canon, and semiconductor manufacturer Rohm Co. were among the positions that hurt relative performance during the period.

Despite the relative underperformance, there were plenty of bright spots in the Fund. Holdings in the materials and energy sectors made positive contributions to performance. Within materials, an overweight to the construction materials industry, and the performance of Mexican cement company Cemex, which returned more than 174% and was the Fund’s best performer over the period, helped buoy the Fund. In the energy sector, Italy’s ENI S.p.A. contributed positively to performance. Additionally, the portfolio was aided by holdings in the consumer discretionary sector, most notably British media company ITV PLC and Ireland’s food retailer J. Sainsbury.

From a country perspective, an overweight to Japan-based companies weighted heaviest on relative returns, including FUJIFILM, Daiichi Sankyo, Dai Nippon Printing, Sony, Canon and MS&AD Insurance Group.

Brazilian companies also hurt relative returns, including electric utility company Electrobras SA. In addition, a zero weighting to Australia had a negative effect on relative performance.

Brandes Institutional International Equity Fund

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value in order to pursue what we believed were more attractive opportunities. For example, we eliminated exposure to Japanese automaker Nissan, French and Finnish communications equipment companies Alcatel-Lucent and Nokia Oyj and Japan’s food and staples retailer Seven & I Holdings. At the same time, we initiated new positions in companies such as Russian oil company Lukoil, German automaker Daimler AG and Dutch chemical producer Akzo Nobel. Additionally, we took advantage of prices we believed to be attractive by adding to certain existing holdings.

As of September 30, 2012, the Fund’s most substantial country weightings were in Japan, the United Kingdom and France. On an industry basis, the Fund’s largest exposures were to pharmaceuticals, oil, gas & consumable fuels and diversified telecommunications services.

Outlook

Amid the ongoing uncertainty in the global economy, the Fund seeks to identify and invest in under-valued companies trading at a discount to their intrinsic values, or what we believe they are worth. We remain as dispassionate as possible towards market sentiment and constantly monitor the ever changing financial and economic markets. Through it all, our focus is always to identify undervalued companies trading at discounts to their intrinsic values.

We believe the companies in the Fund have attractive valuations with improving business fundamentals. Prices relative to cash flow and earnings remain low, returns on equity generally remain attractive, and dividend yields are near long-term highs.

We believe that, regardless of the extent and duration of the volatility and doubt surrounding the outlook for global stock markets, these factors help drive prices of fundamentally sound companies below what they could truly be worth — and this opportunity may augur well for long-term investors. We are excited about the future prospects of the Brandes Institutional International Equity Fund, and appreciate the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Institutional International Equity Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Current and future portfolio holdings are subject to risk.

Return on Equity (ROE):  Net income divided by common equity.

Cash Flow:  the sum of the after-tax profit of a business plus depreciation and other noncash charges.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of 22 developed market country indices. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund — Class I from September 30, 2002 to September 30, 2012 and in the Morgan Stanley Capital International EAFE Index for the same period.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return Periods Ended September 30, 2012
	One Year	Five Years	Ten Years	Since Inception
Brandes Institutional International Equity Fund
Class I	9.09%	-5.98%	8.14%	8.03%
Class E	9.05%	N/A	N/A	1.01%
Class S	8.94%	N/A	N/A	-6.15%
Morgan Stanley Capital International EAFE Index*	13.75%	-5.24%	8.20%	3.86%

*  The since inception (January 2, 1997) return shown is from the inception date of the Brandes Institutional International Equity Fund — Class I. The return from the inception date (December 6, 2008) of the Brandes Institutional International Equity Fund — Class E is 4.58% and the inception date (January 31, 2011) of the Brandes Institutional International Equity Fund — Class S is (3.35%).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less

Brandes Institutional International Equity Fund

than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2012

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Global Equity Fund

Dear Shareholder:

Aided by the positive momentum in the global capital markets, the net asset value of the Brandes Institutional Global Equity Fund I shares increased 14.67% during the 12 months ended September 30, 2012. For the same period, the Fund’s benchmark, the MSCI World Index, rose 21.59%.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets

Extending a familiar theme, investors remained preoccupied with macroeconomic and geopolitical issues during the period. Europe’s sovereign debt crisis dominated the headlines and continued to raise worries over how it may affect global economic growth, particularly in Asia where concerns were raised over a hard landing in China.

But amid widespread protests over austerity measures in the euro zone, politicians and policymakers continued to exhibit a high degree of commitment to monetary union, and a concerted effort by the world’s major central banks — including the European Central Bank, the Federal Reserve and the Bank of Japan — to buy government bonds and stimulate economic growth helped send markets higher during the latter half of the period.

The Fund

Select holdings in the information technology, telecommunications services and consumer staples sectors weighed most heavily on the Fund’s relative returns. Within information technology, a zero weighting to Apple, the top contributor to the benchmark’s performance during the period, and holdings such as Japan’s FUJIFILM, office electronics company Canon and U.S. computer maker Hewlett-Packard detracted from performance. Telecommunications services holdings, including France Telecom and Telecom Italia, also hurt the Fund’s relative performance during the period.

Despite the relative underperformance, there were plenty of bright spots in the Fund. Holdings in the industrials and energy sectors, and an underweight to materials and utilities, made a positive contribution to the Fund’s relative performance. In industrials, U.S. building product manufacturer and supplier Masco Corp, which saw a share price increase of more than 117% during the period, helped to buoy the Fund. In the energy sector, Valero Energy and Italy’s ENI S.p.A. contributed positively to performance.

From a country perspective, select holdings in and a significant overweight to Japan weighed heaviest on returns, including insurance company MS&AD and consumer electronics producer Sony. Holdings in France and the Netherlands also hurt relative performance. Conversely, the Fund benefited from holdings in Switzerland, including insurer Swiss Re, its zero allocation to Canada, and its exposure to Russia.

Brandes Institutional Global Equity Fund

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value in order to pursue what we believed were more attractive opportunities. For example, we eliminated exposure to U.S.- based home improvement retailer Lowes after a meaningful price appreciation due to an anticipated housing recovery driven by positive housing data, and sold Seven and I Holdings, a Japanese food and staples retailer, at an attractive gain. We also sold Keycorp, the Ohio-based regional bank held in the portfolio for several years, to better position the Fund with more attractively priced value candidates in the U.S.- based trust bank space. Additionally, we took advantage of prices we believed to be attractive by adding to certain existing holdings.

At the same time, we initiated new positions in France-based GDF Suez, the world’s largest independent power producer, which was trading at depressed levels due to a global surplus of one of its primary assets, liquefied natural gas (LNG), Russian integrated oil and gas company Lukoil and CRH plc, an Irish global manufacturer and distributor of buildings materials.

As of September 30, 2012, the Fund’s most substantial country weightings were in the United States, Japan and France. On an industry basis, the Fund’s largest exposures were to pharmaceuticals, oil, gas & consumable fuels and diversified telecommunications services.

Outlook

Amid the ongoing uncertainty in the global economy, the Brandes Institutional Global Equity Fund seeks to identify and invest in under-valued companies trading at a discount to their intrinsic values, or what we believe they are worth. We try to remain as dispassionate as possible towards market sentiment and stay on top of the ever changing financial and economic markets. Through it all, our focus is always to identify undervalued companies trading at discounts to their intrinsic values.

We believe the companies in the Fund have attractive valuations with improving business fundamentals. Prices relative to cash flow and earnings remain low, and returns on equity and dividend yields generally remain attractive.

We believe that regardless of the extent and duration of the volatility and doubt surrounding the outlook for global stock markets, these factors help drive prices of fundamentally sound companies below what they could truly be worth — and this opportunity may augur well for long-term investors. We are excited about the future prospects of the Brandes Institutional Global Equity Fund, and appreciate the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Institutional Global Equity Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Current and future portfolio holdings are subject to risk.

Return on Equity (ROE):  Net income divided by common equity.

Cash Flow:  the sum of the after-tax profit of a business plus depreciation and other noncash charges

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed-market country indices. This index includes dividends and distributions net of withholding taxes but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional Global Equity Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional Global Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Global Equity Fund — Class I from its inception (October 6, 2008) to September 30, 2012 and in the Morgan Stanley Capital International World Index for the same period.

Value of $1,000,000 vs Morgan Stanley Capital International World Index

	Average Annual Total Return Periods Ended September 30, 2012
	One Year	Three Years	Since Inception
Brandes Institutional Global Equity Fund
Class I	14.67%	4.16%	4.81%
Class E	14.35%	3.90%	4.63%
Class S	14.38%	N/A	-1.05%
Morgan Stanley Capital International World Index*	21.59%	7.48%	7.56%

*   The Morgan Stanley Capital International World Index since inception return shown is from the inception date of the Brandes Institutional Global Equity Fund — Class I and E (October 6, 2008). The return from the inception of the Brandes Institutional Global Equity Fund — Class S (January 31, 2011) is 2.62%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Institutional Global Equity Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2012

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Emerging Markets Fund

Dear Shareholder:

The net asset value of the Brandes Institutional Emerging Markets Fund I shares increased 16.79% during the 12 months ended September 30, 2012. For the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, rose 17.34%.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets

It was yet another up and down 12 months for emerging markets. During the final quarter of 2011, emerging markets demonstrated significant volatility following news of the death of North Korea’s leader Kim Jong Il, worries about the impact of Europe’s sovereign debt crisis on global economic growth and fears of an economic hard landing in China. Optimism returned in the first quarter of 2012, only to quickly dissipate in the second quarter as slowing economic growth in India and Brazil stoked fears of a potential contagion from the euro zone debt crisis. The third quarter brought improved investor sentiment after aggressive rate cuts by Brazil’s central bank and a late-quarter injection of cash into the banking system by China’s central bank seemed to quell investor fears over slowing economic prospects.

The Fund

Select holdings in and a large overweight to the telecommunications services sector, as well as allocations in financials and industrials, weighed most heavily on relative returns. Within telecommunications, Brazil’s TIM Participacoes, the Fund’s worst relative performer, Israel’s Partner Communications and Telefonica Czech Republic detracted from relative performance. In the financial sector, Austria-based commercial bank Erste Group, whose share price declined more than 13% during the period, and Turkish bank Türkiye Vakiflar Bankasi also contributed to the Fund’s relative underperformance.

Despite the relative underperformance, there were plenty of bright spots in the Fund. Holdings in the materials, utilities and consumer discretionary sectors made positive contributions to performance. Within materials, an overweight to the construction materials industry, and the performance of Mexican cement company Cemex, which returned more than 169% and was the Fund’s best performer over the period, helped buoy the Fund. In the utilities sector, India’s electricity distributor Reliance Infrastructure, China Resource Power Holdings and Brazil’s sanitation services company Companhia de Saneamento Basico (SABESP) delivered double-digit returns and contributed positively to relative performance during the period. Additionally, the portfolio was aided by holdings in the consumer discretionary sector, most notably South African specialty retailer JD Group Ltd. and Malaysian automaker Proton Holdings.

From a country perspective, select holdings in Brazil and China and an allocation to Israel, a non-MSCI Emerging Markets Index country, hurt relative performance. Conversely, the Fund benefited from holdings in Mexico, India and Taiwan, most notably Novatek Microelectronics Corp.

Brandes Institutional Emerging Markets Fund

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value in order to pursue what we believed were more attractive opportunities. For example, we eliminated a number of holdings in Brazil, including SABESP, telecommunications holding company Oi S.A. and financial services IT services provider Redecard S.A., as well as Chinese independent power producer China Resources Power and Turkish auto importer and distributor Dogus Otomotiv Servis.

At the same time, we initiated new positions in China’s leading branded down apparel company Bosideng International Holdings, steel products manufacturer Ternium, and Taiwanese computer hardware designer and manufacturer Compal Electronics.

As of September 30, 2012, the Fund’s most substantial country weightings were in Brazil, South Korea and China. On an industry basis, the Fund’s largest exposures were to commercial banks, wireless telecommunications services and oil, gas & consumable fuels.

Outlook

As long-term value investors, we strive to filter out the noise and remain focused on investing in companies where there is a significant disparity between price and value. Over the past 12 months, we continually reiterated the tremendous value we were finding in emerging markets. This case remains true at the close of the third quarter, even with the strong performance of our portfolio, and we remain diligent and disciplined in our search for value.

The fundamentals in emerging markets were lower than those in global developed markets. As of September 30, 2012, the price-to-earnings ratio (P/E) for the MSCI Emerging Markets Index was 11.6x, much more attractive than the MSCI World Index P/E of 13.5x. The price-to-book ratio for the MSCI Emerging Markets Index as of September 30, 2012 (1.6x) was also lower than the MSCI World Index (1.7x).

Brandes Emerging Markets Equity had even more attractive fundamental characteristics, with a P/B ratio of 0.9x and a P/E ratio of 8.9x as of September 30, 2012. We firmly believe it is an excellent time to be a value-based investor in emerging markets with Brandes, and we appreciate the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Institutional Emerging Markets Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF's shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund's ability to sell its shares.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Price/Book:  Price per share divided by book value per share.

Price/Earnings:  Price per share divided by earnings per share.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI Emerging Markets Index with gross dividends is an unmanaged, free float-adjusted market-capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 21 emerging-market country indices. This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes or other expenses of investing.

Brandes Institutional Emerging Markets Fund

The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed-market country indices. This index includes dividends and distributions net of withholding taxes but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional Emerging Markets Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional Emerging Markets Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Emerging Markets Fund — Class I from September 30, 2002 to September 30, 2012 and in the Morgan Stanley Emerging Markets Index for the same period.

Value of $1,000,000 vs Morgan Stanley Capital
Emerging Markets Index

	Average Annual Total Return Periods Ended September 30, 2012*
	One Year	Three Years	Five Years	Ten Years
Brandes Institutional Emerging Markets Fund
Class I	16.79%	7.11%	2.51%	19.38%
Class S	16.40%	6.83%	2.26%	19.15%
Morgan Stanley Capital International Emerging Markets Index	17.33%	5.96%	-0.98%	17.37%

*   Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Institutional Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class S shares has been adjusted to reflect the differences in the net expense ratios between the Class I and S shares. The private investment fund was not registered under the Investment Company Act of 1940

Brandes Institutional Emerging Markets Fund

(“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2012

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Shareholder:

Aided by the positive momentum in the global capital markets, the net asset value of the Brandes International Small Cap Equity Fund I shares increased 12.57%* during the 12 months ended September 30, 2012. For the same period, the Fund’s benchmark, the S&P Developed Ex-U.S. Small Cap Index, rose 14.06%.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets

Extending a familiar theme, investors remained preoccupied with macroeconomic and geopolitical issues during the period. Europe’s sovereign debt crisis dominated the headlines and continued to heighten worries over how it may affect global economic growth, particularly in Asia where concerns were raised over a hard landing in China.

But amid widespread protests over austerity measures in the euro zone, politicians and policymakers continued to exhibit a high degree of commitment to monetary union, and a concerted effort by the world’s major central banks — including the European Central Bank, the Federal Reserve and the Bank of Japan — to buy government bonds and stimulate economic growth helped send markets higher during the latter half of the period.

The Fund**

Select holdings in the telecommunications, consumer discretionary and materials sectors weighed most heavily on the Fund’s relative performance. Within telecommunications, Japan’s Okinawa Cellular and Argentina’s Nortel Inversora detracted from relative performance. Consumer discretionary holdings, including Brazil’s real estate development company Viver Incorporadora e Constructora, the Fund’s worst performer, and Chofu Seisakusho, Japanese hot water supply equipment manufacturer, hurt the Fund’s performance. In materials, Japanese steel manufacturer Yodogawa Steel Works, Italian construction material producer Italmobiliare S.p.A. and Japanese chemical company Shin-Etsu Polymer all saw double-digit declines and contributed to the Fund’s benchmark underperformance during the period.

Fund performance was buoyed by allocations in the financials, consumer staples and information technology sectors. Within financials, holdings in the commercial banks industry aided the Fund’s relative performance, including Panamanian bank Banco Latinoamericano.

From a country perspective, our significant overweight to and holdings in Japan weighed heaviest on relative returns, including Fuji Machine Manufacturing, construction company Chudenko Corp. and food and staples retailer SAN-A CO. In

*	The Fund return for the 12-month period includes the performance return of the international small cap pooled trust account which was reorganized into the Fund on January 31, 2012.

Brandes International Small Cap Equity Fund

addition, our allocations in Brazil (the benchmark has no exposure to the country) and the United Kingdom hindered relative performance. Positive contributors from a country perspective included holdings in Canada, Switzerland and South Korea.

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value in order to pursue what we believed were more attractive opportunities. For example, we eliminated exposure to beverage services company Pepsi-Cola Products Philippines, South Korean food products company Namyang Dairy Products, and Brazilian electrical power distributor Companhia Energetica do Ceara. At the same time, we initiated new positions in Norwegian fish and food processor Cermaq, LSL Property Services, a real estate management and development company in the United Kingdom, and Japan’s Yamaha Corporation.

As of September 30, 2012, the Fund’s most substantial country weightings were in Japan, the United Kingdom and Canada. On an industry basis, the Fund’s largest exposures were to food products, household durables and construction materials.

Outlook

Uncertainty continued to be the dominant sentiment over the past year despite an overall positive environment for equities. Changes in the share prices of holdings in the Brandes International Small Cap Equity Fund often reflected short-term macroeconomic fears rather than long-term business fundamentals. While this market environment can be frustrating, we reiterate our belief that the quarter-to-quarter market swings during the period provided an excellent opportunity for bargain hunting.

Many of the holdings in the Fund are currently priced far below our estimates of the stocks' intrinsic values. When reason returns to the market and stock prices begin to reflect true company values, we believe investors have the potential to be rewarded. We think that our disciplined investment process and consistent application of the value approach has allowed us to create a portfolio with an abundance of intrinsic value that targets competitive long-term results for clients. We are excited about the future prospects of the Brandes International Small Cap Equity Fund, and appreciate the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

**	This 12-month performance review encompasses portfolio activity of the international small cap pooled trust account which was reorganized into the Fund on January 31, 2012, as well as activity for the Fund after the conversion.

Brandes International Small Cap Equity Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF's shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund's ability to sell its shares.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with gross dividends is an unmanaged, float-adjusted market capitalization weighted index that measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States. This index includes dividends and distributions but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes International Small Cap Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes International Small Cap Fund — Class I from September 30, 2002 to September 30, 2012 and in the S&P Developed SmallCap — Excluding the U.S. Index (“S&P Developed Small Cap — Ex. U.S. Index”) for the same period.

Value of $1,000,000 vs Morgan Stanley Capital
EAFE Index

	Average Annual Total Return Periods Ended September 30, 2012*
	One Year	Three Years	Five Years	Ten Years
Brandes International Small Cap Fund
Class I	12.57%	9.21%	2.20%	13.45%
Class S	12.57%	9.21%	2.20%	13.45%
S&P Developed SmallCap — Ex. U.S. Index	14.06%	5.67%	-3.17%	12.04%

*   Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Equity Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class S shares has been adjusted to reflect the differences in the net expense ratios between the Class I and S shares. The private investment fund was not registered under the Investment Company Act of 1940

Brandes International Small Cap Equity Fund

(“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2012

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Institutional Core Plus Fixed Income Fund I shares (“the Fund”) gained 10.07% for the 12-month period ended September 30, 2012, while its benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.16%.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30. I will also discuss how the Fund is positioned for the future.

The Markets

During the past 12 months, it seemed the prevalent theme in fixed-income markets was Don’t Fight the Fed — or for that matter the European Central Bank (ECB), the Bank of England and the Bank of Japan. Effectively declaring war on yields by ratcheting up their expansionary monetary policies during the period, the world’s major central banks appeared determined to squeeze the last bit of yield out of fixed income in hopes that it would prompt investors to discard their risk aversion and help jump start the moribund global economy.

There was a keen focus on the euro zone yet again during the period, a seemingly endless stream of European Union summits finally introduced a roadmap toward an integrated banking union. The key piece of the ECB roadmap, the Outright Monetary Transactions (OMT) program, was announced in September. This new sovereign bond purchase program aimed to preserve the singleness of the euro zone’s monetary policy and address unfounded fears on the part of investors of the reversibility of the euro, as reported in the bank’s official statement. In reality, the net effect of the OMT program, in our view, is that the ECB has moved its implicit backstop against extreme tail risks to an explicit backstop. This means that while explicit support from the ECB may result in removing acute financial market stress over the short term and likely over the medium term, it does not address the structural and institutional issues that the region faces.

Few would argue that either the ECB or the euro zone members have been ahead of the curve to address the fundamental issues facing the continent; in fact, incentives for political action to date have largely been provided by financial market indicators — notably pressure on sovereign bond yields. The question now is, with the tail risks having apparently been removed from the equation, what are the forces that will drive the euro area to actually tackle its underlying structural problems?

Sovereign balance sheets did not suddenly improve with the ECB actions during the third quarter, and are likely to continue getting worse over time in the absence of considerable fundamental reform. It is for this reason that, while the removal of immediate acute stress in the euro zone was a welcome development, we believe the path to real recovery remains long and challenging.

Not to be outdone by their counterparts on the other side of the Atlantic, the Federal Reserve decided during the third quarter to keep the liquidity party going through the launch of a third round of quantitative easing (QE3). The program is an open-ended commitment to purchase $40 billion in agency mortgage-backed securities (MBS) a month.

Brandes Institutional Core Plus Fixed Income Fund

A number of academic studies have concluded that the first two rounds of quantitative easing have had a marginal impact on interest rates and have certainly demonstrated diminishing returns, but lest the Fed be accused of doing nothing to assist the tepid economic recovery, it decided to show the market that it is indeed doing something by continuing to flood the market with liquidity.

The one tangible result of the Fed’s new mortgage purchase program has been to support positive bond market supply and demand technicals. The combined net supply of large U.S. dollar bond and structured markets has been running at approximately $25 billion per month. Additionally, the market is estimated to be receiving about $80 billion per month in coupons. With the Fed purchasing an additional $40 billion per month in MBS, there are a lot of dollars chasing diminished supply.

The Fund

Amid an accommodative central bank backdrop and strong market technicals, the Fund registered positive performance relative to its benchmark over the 12-month period ended September 30, 2012. Gains for corporate bonds in the banking, homebuilding and building products industries were among the largest positive contributors to the Fund's performance. In the banking industry, corporate bonds issued by JPMorgan, Citigroup and Regions Financial were among the largest positive contributors to the Fund's performance. For the Fund’s positions in the homebuilding and building products industry, securities issued by USG Corp, PulteGroup and Masco Corp all registered healthy appreciation during the past 12 months.

Holdings in collateralized mortgage obligations (CMO) also contributed to positive performance. Within the CMO sector, performance was led by non-agency MBS. The performance of non-agency MBS, as well as the home builders and building product companies mentioned above was driven by continued improvement in the U.S. housing sector. Home prices were up 3% to 4% in the first six months of 2012 across four different home price series — Case Shiller, Core Logic, FHFA and Core Logic Distressed Excluded — marking the first time in six years when home prices rose in all four series in the first half of the year.

The trend in home prices is important because purchases typically increase if prospective homeowners think prices have stopped falling and are about to rise. Additionally, there has been a steady and meaningful decline in the shadow inventory — primarily distressed properties. According to Morgan Stanley estimates, the shadow inventory peaked at 8.8 million units in early 2010 and is currently at 5.6 million units — a drop of 37%. Household formation is on the rise and running well ahead of new construction, further supporting the market. Finally, although mortgage rates have been low for an extended period, they hit new lows during the quarter, fueling an increase in mortgage purchase applications.

We have had a meaningful weighting in the home builders since the credit crisis. Virtually all of the home builders we own are high-yield securities and have experienced significant price recovery over the past few years.

Brandes Institutional Core Plus Fixed Income Fund

We’d like to take a moment to highlight how our approach to evaluating home builders contrasts with the approach taken by the rating agencies and general market. Our approach relied heavily on an asset-coverage framework, which means we conducted a careful review of home builders’ land inventory by geographical region, applied a write-down of various percentages (generally 40% to 80%) to the value of the land, and then calculated the potential recovery value for bond holders at different levels in the capital structure.

Our conclusion was that the home builders we found attractive had significant asset coverage despite considerable write-downs to the value of their land inventory. In other words, they exhibited loss characteristics that we believe were consistent with investment-grade credit characteristics. The market and rating agencies, however, largely focused on the amount of leverage carried by each home builder. The amount of leverage was consistent with high-yield credit characteristics. While we don’t dispute the assessment that the risk of default may be consistent with high-yield bonds, the fact that we perceived a better risk/reward tradeoff led us to assign higher long-term ratings than the rating agencies.

This disconnect between the market/rating agency approach and our fundamental bottom-up approach led to what, in our view, were compelling margins of safety (the margin of safety for any security is defined as the discount of its market price to what the firm believes is the current intrinsic value of that security) in a number of individual home builders. The home builders have performed well, but in our opinion the rating agencies haven’t given them credit for their underlying fundamental asset-coverage strength; therefore, we feel they still offer attractive value.

During the 12-month period, notable purchases in the Fund consisted of corporate bonds issued by Chesapeake Corp, Edison Mission Energy, Marks & Spencer, Regions Financial and Telefonica. Sales activity in the Fund was highlighted by tenders of a few securities: Marshall & Illsley Corp, American Axle Corp and Altria Corp. In each case, the issuer was seeking to take advantage of the low interest-rate environment to retire high-cost debt and replace it with issuance of new bonds at a lower interest cost. Generally, in order to incentivize investors to tender their debt securities, issuers have to pay a premium price. In each case above, the tender price was well above our estimate of the security’s fair value. The Fund also pared back its exposure to non-agency MBS as a few securities in this sector hit our estimates of their fair value.

The Fund’s yield premium to the benchmarks was once again a positive factor in relative performance. As of September 30, 2012, the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

Most, if not all, of the drivers of global headline risk during the past 12 months remain fluid, evolving stories and the full extent of their impact on the global economy is not yet known. Since fixed-income investors are a generally cynical and skeptical bunch, one question that undoubtedly should be asked is whether there is a proper level of concern about valuations in the U.S. credit market when adjusted for peripheral risks and potential return volatility? The recent macroeconomic headlines have had little

Brandes Institutional Core Plus Fixed Income Fund

effect on U.S. corporate fundamentals — cash on hand and interest coverage remain at decade highs, balance sheet leverage is back in line with levels seen in the early 2000s, and EBITDA margins are near 20-year highs. Additionally the low level of interest rates has enticed many companies to lock in favorable all-in interest costs, reducing near-term refinancing risks. In short, the solid state of U.S. balance sheets, the high levels of cash available to corporations, and the reduced borrowing needs all argue for the continuation of the low default environment for the foreseeable future, even in the face of global macro headwinds.

We believe that the market has been so consumed with global macroeconomic issues that it has not fully appreciated the fundamental improvement in corporate America. Credit spreads are now largely consistent with fundamental levels — even if they have gotten there largely due to macro and technical factors. As we move into the fourth quarter of 2012, the credit market appears to be fairly valued. A value proposition that is described as broadly fair value for the market, however, should not be construed to represent a lack of opportunity. It simply means that we believe that the universal lift to all credit is fading. If this is an accurate characterization, it could bode well for our security specific bottom-up, value investment process.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

EBITDA Margin %:  Earnings before interest, taxes, depreciation, and amortization divided by revenue

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap

Brandes Institutional Core Plus Fixed Income Fund

agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

The S&P/Case-Shiller Home Price Indices measure U.S. residential real estate prices. The index family includes 23 headline indices — indices for 20 metropolitan statistical areas (MSAs) and three composite indices (National; 10-City and 20-City). Additionally, the index family includes price tier indices for 17 of the 20 MSAs, five condominium indices and seasonally-adjusted versions of the headline and condominium indices. Capturing approximately 75% of U.S. residential housing stock by

Brandes Institutional Core Plus Fixed Income Fund

value, the S&P/Case-Shiller U.S. National Home Price Index is a quarterly index of single-family home prices for the nine U.S. Census divisions. The 10 and 20 city composite indices also measure single family home prices and are calculated monthly.

CoreLogic Home Price Index:  With over 97,450 monthly time series, CoreLogic Home Price Indexes incorporates more than thirty years of repeat sales transactions to create monthly home price indices covering home price trends at the national, state, CBSA, county and zip code levels. The Indexes, which are updated monthly, include an overall index and a separate index for distressed sales.

FHFA HPI:  The HPI is a broad measure of the movement of single-family house prices. The HPI is a weighted, repeat-sales index, meaning that it measures average price changes in repeat sales or refinancings on the same properties. This information is obtained by reviewing repeat mortgage transactions on single-family properties whose mortgages have been purchased or securitized by Fannie Mae or Freddie Mac since January 1975. The HPI includes house price figures for the nine Census Bureau divisions, for the 50 states and the District of Columbia, and for Metropolitan Statistical Areas (MSAs) and Divisions.

The Brandes Institutional Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Core Plus Fixed Income Fund — Class I from its inception (December 28, 2007) to September 30, 2012 and in the Barclays Capital U.S. Aggregate Index for the same period.

Value of $1,000,000 vs Barclays Capital U.S. Aggregate Index

	Average Annual Total Return Periods Ended September 30, 2012
	One Year	Three Years	Since Inception
Brandes Institutional Core Plus Fixed Income Fund
Class I	10.06%	9.17%	5.52%
Class E	9.85%	8.94%	5.43%
Barclays Capital U.S. Aggregate Index*	5.16%	6.19%	6.28%

*  The Barclays Capital U.S. Aggregate Index since inception return shown is from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class I (December 28, 2007). The return from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class E (May 28, 2008) is 6.52%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Institutional Core Plus Fixed Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2012

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Credit Focus Yield Fund

Dear Shareholder:

The Brandes Institutional Credit Focus Yield Fund (“the Fund”) gained 11.59%* for the 12-month period ended September 30, 2012, while its benchmark, the Barclays U.S. Intermediate Credit Bond Index, returned 5.16%.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30. I will also discuss how the Fund is positioned for the future.

The Markets

During the past 12 months, it seemed the prevalent theme in fixed-income markets was Don’t Fight the Fed — or for that matter the European Central Bank (ECB), the Bank of England and the Bank of Japan. Effectively declaring war on yields by ratcheting up their expansionary monetary policies during the period, the world’s major central banks appeared determined to squeeze the last bit of yield out of fixed income in hopes that it would prompt investors to discard their risk aversion and help jump start the moribund global economy.

There was a keen focus on the euro zone yet again during the period, a seemingly endless stream of European Union summits finally introduced a roadmap toward an integrated banking union. The key piece of the ECB roadmap, the Outright Monetary Transactions (OMT) program, was announced in September. This new sovereign bond purchase program aimed to preserve the singleness of the euro zone’s monetary policy and address unfounded fears on the part of investors of the reversibility of the euro, as reported in the bank’s official statement. In reality, the net effect of the OMT program, in our view, is that the ECB has moved its implicit backstop against extreme tail risks to an explicit backstop. This means that while explicit support from the ECB may result in removing acute financial market stress over the short term and likely over the medium term, it does not address the structural and institutional issues that the region faces.

Few would argue that either the ECB or the euro zone members have been ahead of the curve to address the fundamental issues facing the continent; in fact, incentives for political action to date have largely been provided by financial market indicators — notably pressure on sovereign bond yields. The question now is, with the tail risks having apparently been removed from the equation, what are the forces that will drive the euro area to actually tackle its underlying structural problems?

Sovereign balance sheets did not suddenly improve with the ECB actions during the third quarter, and are likely to continue getting worse over time in the absence of considerable fundamental reform. It is for this reason that, while the removal of immediate acute stress in the euro zone was a welcome development, we believe the path to real recovery remains long and challenging.

*	The fund return for the 12-month period is inclusive of performance returns of the private investment fund, which was reorganized into the Fund on February 1, 2012. Please see the Fund prospectus for further details.

Brandes Credit Focus Yield Fund

Not to be outdone by their counterparts on the other side of the Atlantic, the Federal Reserve decided during the third quarter to keep the liquidity party going through the launch of a third round of quantitative easing (QE3). The program is an open-ended commitment to purchase $40 billion in agency mortgage-backed securities (MBS) a month.

A number of academic studies have concluded that the first two rounds of quantitative easing have had a marginal impact on interest rates and have certainly demonstrated diminishing returns, but lest the Fed be accused of doing nothing to assist the tepid economic recovery, it decided to show the market that it is indeed doing something by continuing to flood the market with liquidity.

The one tangible result of the Fed’s new mortgage purchase program has been to support positive bond market supply and demand technicals. The combined net supply of large U.S. dollar bond and structured markets has been running at approximately $25 billion per month. Additionally, the market is estimated to be receiving about $80 billion per month in coupons. With the Fed purchasing an additional $40 billion per month in MBS, there are a lot of dollars chasing diminished supply.

The Fund

Amid an accommodative central bank backdrop and strong market technicals, the Fund registered positive performance relative to its benchmark over the 12-month period ended September 30, 2012. Gains for corporate bonds in the banking, homebuilding and building products industries were among the largest positive contributors to the Fund's performance. In the banking industry, corporate bonds issued by U.S. Bancorp, JPMorgan and Regions Financial were among the largest positive contributors to the Fund's performance. For the Fund’s positions in the homebuilding and building products industry, securities issued by USG Corp, Lennar Corp and Centex Corp all registered healthy appreciation during the past 12 months.

Holdings in collateralized mortgage obligations (CMO) also contributed to positive performance. Within the CMO sector, performance was led by non-agency MBS. The performance of non-agency MBS, as well as the home builders and building product companies mentioned above was driven by continued improvement in the U.S. housing sector. Home prices were up 3% to 4% in the first six months of 2012 across four different home price series — Case Shiller, Core Logic, FHFA and Core Logic Distressed Excluded — marking the first time in six years when home prices rose in all four series in the first half of the year.

The trend in home prices is important because purchases typically increase if prospective homeowners think prices have stopped falling and are about to rise. Additionally, there has been a steady and meaningful decline in the shadow inventory — primarily distressed properties. According to Morgan Stanley estimates, the shadow inventory peaked at 8.8 million units in early 2010 and is currently at 5.6 million units — a drop of 37%. Household formation is on the rise and running well ahead of new construction, further supporting the market. Finally, although mortgage rates have been low for an extended period, they hit new lows during the quarter, fueling an increase in mortgage purchase applications.

Brandes Credit Focus Yield Fund

We have had a meaningful weighting in the home builders since the credit crisis. Virtually all of the home builders we own are high-yield securities and have experienced significant price recovery over the past few years.

We’d like to take a moment to highlight how our approach to evaluating home builders contrasts with the approach taken by the rating agencies and general market. Our approach relied heavily on an asset-coverage framework, which means we conducted a careful review of home builders’ land inventory by geographical region, applied a write-down of various percentages (generally 40% to 80%) to the value of the land, and then calculated the potential recovery value for bond holders at different levels in the capital structure.

Our conclusion was that the home builders we found attractive had significant asset coverage despite considerable write-downs to the value of their land inventory. In other words, they exhibited loss characteristics that we believe were consistent with investment-grade credit characteristics. The market and rating agencies, however, largely focused on the amount of leverage carried by each home builder. The amount of leverage was consistent with high-yield credit characteristics. While we don’t dispute the assessment that the risk of default may be consistent with high-yield bonds, the fact that we perceived a better risk/reward tradeoff led us to assign higher long-term ratings than the rating agencies.

This disconnect between the market/rating agency approach and our fundamental bottom-up approach led to what, in our view, were compelling margins of safety (The margin of safety for any security is defined as the discount of its market price to what the firm believes is the current intrinsic value of that security) in a number of individual home builders. The home builders have performed well, but in our opinion the rating agencies haven’t given them credit for their underlying fundamental asset-coverage strength; therefore, we feel they still offer attractive value.

During the 12-month period, notable purchases in the Fund consisted of corporate bonds issued by Chesapeake Corp, Edison Mission Energy, Marks & Spencer, Regions Financial and Telefonica. Sales activity in the Fund was highlighted by tenders of a few securities: Marshall & Illsley Corp, American Axle Corp and Altria Corp. In each case, the issuer was seeking to take advantage of the low interest-rate environment to retire high-cost debt and replace it with issuance of new bonds at a lower interest cost. Generally, in order to incentivize investors to tender their debt securities, issuers have to pay a premium price. In each case above, the tender price was well above our estimate of the security’s fair value. The Fund also pared back its exposure to non-agency MBS as a few securities in this sector hit our estimates of their fair value.

The Fund’s yield premium to the benchmarks was once again a positive factor in relative performance. As of September 30, 2012, the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

Most, if not all, of the drivers of global headline risk during the past 12 months remain fluid, evolving stories and the full extent of their impact on the global economy is not yet known. Since fixed-income investors are a generally cynical and skeptical bunch,

Brandes Credit Focus Yield Fund

one question that undoubtedly should be asked is whether there is a proper level of concern about valuations in the U.S. credit market when adjusted for peripheral risks and potential return volatility? The recent macroeconomic headlines have had little effect on U.S. corporate fundamentals — cash on hand and interest coverage remain at decade highs, balance sheet leverage is back in line with levels seen in the early 2000s, and EBITDA margins are near 20-year highs. Additionally the low level of interest rates has enticed many companies to lock in favorable all-in interest costs, reducing near-term refinancing risks. In short, the solid state of U.S. balance sheets, the high levels of cash available to corporations, and the reduced borrowing needs all argue for the continuation of the low default environment for the foreseeable future, even in the face of global macro headwinds.

We believe that the market has been so consumed with global macroeconomic issues that it has not fully appreciated the fundamental improvement in corporate America. Credit spreads are now largely consistent with fundamental levels, even if they have gotten there largely due to macro and technical factors. As we move into the fourth quarter of 2012, the credit market appears to be fairly valued. A value proposition that is described as broadly fair value for the market, however, should not be construed to represent a lack of opportunity. It simply means that we believe that the universal lift to all credit is fading. If this is an accurate characterization, it could bode well for our security specific bottom-up, value investment process.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

EBITDA Margin %:  Earnings before interest, taxes, depreciation, and amortization divided by revenue

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment

Brandes Credit Focus Yield Fund

grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The index includes Securities in the intermediate maturity range of the U.S. Credit Index. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The index is a total return index which reflects the price changes and interest of each bond in the index.

The S&P/Case-Shiller Home Price Indices measure U.S. residential real estate prices. The index family includes 23 headline indices – indices for 20 metropolitan statistical areas (MSAs) and three composite indices (National; 10-City and 20-City). Additionally, the index family includes price tier indices for 17 of the 20 MSAs, five condominium indices and seasonally-adjusted versions of the headline and condominium indices. Capturing approximately 75% of U.S. residential housing stock by value, the S&P/Case-Shiller U.S. National Home Price Index is a quarterly index of

Brandes Credit Focus Yield Fund

single-family home prices for the nine U.S. Census divisions. The 10 and 20 city composite indices also measure single family home prices and are calculated monthly.

CoreLogic Home Price Index:  With over 97,450 monthly time series, CoreLogic Home Price Indexes incorporates more than thirty years of repeat sales transactions to create monthly home price indices covering home price trends at the national, state, CBSA, county and zip code levels. The Indexes, which are updated monthly, include an overall index and a separate index for distressed sales.

FHFA HPI:  The HPI is a broad measure of the movement of single-family house prices. The HPI is a weighted, repeat-sales index, meaning that it measures average price changes in repeat sales or refinancings on the same properties. This information is obtained by reviewing repeat mortgage transactions on single-family properties whose mortgages have been purchased or securitized by Fannie Mae or Freddie Mac since January 1975. The HPI includes house price figures for the nine Census Bureau divisions, for the 50 states and the District of Columbia, and for Metropolitan Statistical Areas (MSAs) and Divisions.

One cannot invest directly in an index.

The Brandes Credit Focus Yield Fund is distributed by Quasar Distributors, LLC.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Credit Focus Yield Fund — Class I from September 30, 2002 to September 30, 2012 and in the Barclays Capital U.S. Aggregate Index for the same period.

Value of $1,000,000 vs Barclays Capital U.S. Intermediate Credit Index

	Average Annual Total Return Periods Ended September 30, 2012*
	One Year	Three Years	Five Years	Ten Years
Brandes Credit Focus Yield Fund
Class I	11.59%	10.69%	5.42%	7.26%
Class S**	11.22%	10.57%	5.35%	7.22%
Barclays Capital U.S. Aggregate Index	5.16%	6.19%	6.53%	5.32%

*   Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class S shares has been adjusted to reflect the differences in the net expense ratios between the Class I and S shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Credit Focus Yield Fund

** Class S shares commenced operation on March 2, 2012. Performance shown for the Class S shares for the period of February 1, 2012 to March 2, 2012 reflects the performance of the Class I shares adjusted to reflect Class S expenses.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2012

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, INC. and Standard & Poor Financial Services LLC.

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$986.70	1.11%	$5.43
Institutional Global Equity Fund	$1,000.00	$982.10	1.00%	$4.96
Institutional Emerging Markets Fund	$1,000.00	$958.40	1.12%	$5.48
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,050.00	0.50%	$2.56
International Small Cap Equity Fund	$1,000.00	$1,000.90	1.15%	$5.75
Credit Focus Yield Fund	$1,000.00	$1,043.90	0.70%	$3.58

Brandes Investment Trust

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$956.70	1.22%	$5.97
Institutional Global Equity Fund	$1,000.00	$981.00	1.25%	$6.19
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,048.90	0.70%	$3.59

	Class S
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$956.80	1.38%	$6.75
Institutional Global Equity Fund	$1,000.00	$980.60	1.25%	$6.19
Institutional Emerging Markets Fund	$1,000.00	$956.20	1.37%	$6.70
International Small Cap Equity Fund	$1,000.00	$1,000.00	1.40%	$7.00
Credit Focus Yield Fund	$1,000.00	$1,041.50	0.95%	$4.85

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,019.45	1.11%	$5.60
Institutional Global Equity Fund	$1,000.00	$1,020.00	1.00%	$5.05
Institutional Emerging Markets Fund	$1,000.00	$1,019.40	1.12%	$5.65
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,022.50	0.50%	$2.53
International Small Cap Equity Fund	$1,000.00	$1,019.25	1.15%	$5.81
Credit Focus Yield Fund	$1,000.00	$1,021.50	0.70%	$3.54

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,018.90	1.22%	$6.16
Institutional Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,021.50	0.70%	$3.54

	Class S
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,018.10	1.38%	$6.96
Institutional Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Institutional Emerging Markets Fund	$1,000.00	$1,018.15	1.37%	$6.91
International Small Cap Equity Fund	$1,000.00	$1,018.00	1.40%	$7.06
Credit Focus Yield Fund	$1,000.00	$1,020.25	0.95%	$4.80
*	Expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2012

Shares		Value
COMMON STOCKS – 96.73%
Brazil – 3.17%
198,354	Banco do Brasil SA	$2,426,528
346,900	Banco Santander Brasil SA – ADR	2,556,654
521,630	Centrais Electricas Brasileiras SA – ADR	3,093,266
172,134	Tim Participacoes SA – ADR	3,308,415
		11,384,863
France – 14.33%
437,604	Carrefour SA	9,077,493
679,904	France Telecom SA	8,233,351
453,098	GDF Suez(b)	10,100,476
640,048	Natixis	2,009,239
55,100	Renault SA	2,581,773
89,635	Sanofi	7,670,648
237,594	Total SA	11,820,281
		51,493,261
Germany – 3.29%
54,600	Daimler AG	2,650,042
57,225	Deutsche Bank AG	2,266,650
562,200	Deutsche Telekom AG	6,913,806
		11,830,498
Ireland – 2.47%
460,972	CRH Plc	8,873,981
Italy – 7.55%
502,815	ENI SpA(b)	11,023,449
1,949,178	Intesa Sanpaolo SpA	2,972,195
971,300	Intesa Sanpaolo SpA Savings Shares	1,259,981
422,400	Italcementi SpA Savings Shares	1,104,724
4,166,774	Telecom Italia SpA	4,185,750
7,522,450	Telecom Italia SpA Savings Shares	6,589,554
		27,135,653
Japan – 24.44%
89,800	Astellas Pharma, Inc.	4,551,058
160,500	Canon, Inc.	5,151,681
407,400	Dai Nippon Printing Co. Ltd.	2,840,809
326,202	Daiichi Sankyo Co. Ltd.	5,373,273
288,000	FUJIFILM Holdings Corp.	4,823,570
154,400	Honda Motor Co. Ltd.	4,771,786
123,800	Japan Tobacco, Inc.	3,705,798
1,070,200	Mitsubishi UFJ Financial Group, Inc.	5,008,060
229,899	MS&AD Insurance Group Holdings	3,968,604
213,200	Nippon Telegraph & Telephone Corp.	10,144,074
219,000	NKSJ Holdings, Inc.	4,270,930
61,800	Ono Pharmaceutical Co. Ltd.	3,802,688
55,600	Rohm Co. Ltd.	1,872,383
196,400	Sony Corp.	2,296,541
109,498	Sumitomo Mitsui Financial Group, Inc.	3,411,759
703,000	Sumitomo Mitsui Trust Holdings, Inc.	2,087,100
32,400	Taisho Pharmaceutical Co. Ltd.	2,635,224
118,700	Takeda Pharmaceutical Co. Ltd.	5,461,098
214,500	Tokio Marine Holdings, Inc.	5,458,292
157,000	Toyota Motor Corp.	6,155,863
		87,790,591
Mexico – 2.27%
207,698	America Movil SAB de CV – ADR	5,283,837
346,085	Cemex SAB de CV – ADR(a)	2,882,888
		8,166,725
Netherlands – 8.28%
1,053,407	Aegon NV	5,476,439
58,862	Akzo Nobel NV	3,323,748
489,052	Koninklijke Ahold NV	6,125,165
594,400	STMicroelectronics NV	3,208,107
186,804	Unilever NV	6,625,197
265,201	Wolters Kluwer NV	4,981,998
		29,740,654
Portugal – 0.83%
601,917	Portugal Telecom SGPS SA	2,974,187
Russia – 1.75%
102,003	Lukoil OAO – ADR(a)	6,277,265

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

Shares		Value
Singapore – 0.78%
469,000	Flextronics International Ltd.(a)	$2,814,000
South Korea – 2.87%
237,900	Korea Electric Power Corp. – ADR(a)	2,954,718
14,025	POSCO	4,589,783
189,300	SK Telecom Co. Ltd. – ADR	2,752,422
		10,296,923
Spain – 0.77%
207,977.342104	Telefonica SA	2,779,753
Sweden – 1.38%
542,200	Telefonaktiebolaget LM Ericsson	4,945,452
Switzerland – 5.26%
113,920	Swiss Re AG	7,330,046
203,172	TE Connectivity Ltd.	6,909,880
382,337	UBS AG	4,655,627
		18,895,553
United Kingdom – 17.29%
180,255	AstraZeneca Plc	8,606,297
1,471,121	Barclays Plc	5,108,638
1,203,650	BP Plc	8,485,609
273,720	GlaxoSmithKline Plc	6,318,194
406,000	HSBC Holdings Plc	3,771,653
3,369,800	ITV Plc	4,817,252
867,400	J. Sainsbury Plc	4,874,794
797,900	Kingfisher Plc	3,411,013
1,061,819	Marks & Spencer Group Plc	6,127,776
1,617,900	Vodafone Group Plc	4,597,491
1,304,111	Wm. Morrison Supermarkets Plc	6,012,911
		62,131,628
TOTAL COMMON STOCKS (Cost $415,353,495)		$347,530,987
PREFERRED STOCKS – 2.20%
Brazil – 2.20%
309,550	Petroleo Brasileiro SA – ADR	$6,831,768
49,463	Telefonica Brasil SA – ADR	1,075,326
TOTAL PREFERRED STOCKS (Cost $9,956,390)		$7,907,094

	Principal Amount	Value
SHORT TERM INVESTMENTS – .63%
Repurchase Agreement – 0.63%
State Street Bank and Trust Repurchase Agreement, (Dated 9/28/12), due 10/1/12, 0.01%, [Collateralized by $1,635,000 United States Treasury Bond, 5.75%, 2/15/29, (Market Value $2,303,351)] (proceeds $2,258,525).	$2,258,523	$2,258,523
TOTAL SHORT TERM INVESTMENTS (Cost $2,258,523)		$2,258,523
Total Investments (Cost $427,568,408) – 99.56%		$357,696,604
Other Assets in Excess of Liabilities – 0.44%		1,693,682
TOTAL NET ASSETS – 100.00%		$359,390,286

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	All or a portion of security is out on loan. See note 1.H in the Notes to the Schedule of Investments.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2012 (Unaudited)

COMMON STOCKS
Pharmaceuticals	12.36%
Diversified Telecommunication Services	11.63%
Oil, Gas & Consumable Fuels	10.47%
Commercial Banks	8.52%
Insurance	7.38%
Food & Staples Retailing	7.26%
Automobiles	4.50%
Wireless Telecommunication Services	4.44%
Electronic Equipment, Instruments & Components	4.05%
Construction Materials	3.58%
Multi-Utilities	2.81%
Media	2.73%
Capital Markets	1.93%
Food Products	1.84%
Multiline Retail	1.71%
Electric Utilities	1.68%
Office Electronics	1.43%
Semiconductors & Semiconductor Equipment	1.41%
Communications Equipment	1.38%
Metals & Mining	1.28%
Tobacco	1.03%
Specialty Retail	0.95%
Chemicals	0.93%
Commercial Services & Supplies	0.79%
Household Durables	0.64%
TOTAL COMMON STOCKS	96.73%
PREFERRED STOCKS
Oil, Gas & Consumable Fuels	1.90%
Diversified Telecommunication Services	0.30%
TOTAL PREFERRED STOCKS	2.20%
SHORT TERM INVESTMENTS	0.63%
TOTAL INVESTMENTS	99.56%
Other Assets in Excess of Liabilities	0.44%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2012

Shares		Value
COMMON STOCKS – 96.91%
Automobiles – 3.12%
11,900	Honda Motor Co. Ltd.	$367,774
14,800	Toyota Motor Corp.	580,297
		948,071
Beverages – 2.58%
11,090	Pepsico, Inc.	784,839
Building Products – 1.26%
25,400	Masco Corp.	382,270
Capital Markets – 2.28%
14,200	Bank Of New York Mellon Corp.	321,204
8,848	State Street Corp.	371,262
		692,466
Commercial Banks – 5.63%
77,256	Intesa Sanpaolo SpA	117,803
118,900	Intesa Sanpaolo SpA Savings Shares	154,238
71,600	Mitsubishi UFJ Financial Group, Inc.	335,056
3,420	PNC Financial Services Group, Inc.	215,802
10,076	Sumitomo Mitsui Financial Group, Inc.	313,950
16,669	Wells Fargo & Co.	575,581
		1,712,430
Communications Equipment – 1.30%
43,500	Telefonaktiebolaget LM Ericsson	396,767
Computers & Peripherals – 2.96%
21,064	Hewlett Packard Co.	359,352
13,940	Western Digital Corp.	539,896
		899,248
Construction Materials – 1.62%
25,669	CRH Plc	494,143
Diversified Financial Services – 2.50%
45,532	Bank of America Corp.	402,047
10,936	Citigroup, Inc.	357,826
		759,873
Diversified Telecommunication Services – 9.71%
43,200	Deutsche Telekom AG	531,264
45,563	France Telecom SA	551,749
15,300	Nippon Telegraph & Telephone Corp.	727,975
38,800	Portugal Telecom SGPS SA	191,718
875,400	Telecom Italia SpA Savings Shares	766,837
13,752.631579	Telefonica SA	183,813
		2,953,356
Electric Utilities – 0.47%
24,100	Centrais Electricas Brasileiras SA – ADR	142,913
Electronic Equipment, Instruments & Components – 4.19%
37,790	Corning, Inc.	496,939
17,300	FUJIFILM Holdings Corp.	289,749
14,400	TE Connectivity Ltd.	489,744
		1,276,432
Food & Staples Retailing – 7.89%
23,795	Carrefour SA	493,595
72,200	J. Sainsbury Plc	405,765
31,800	Koninklijke Ahold NV	398,281
24,650	Safeway, Inc.	396,619
16,400	The Kroger Co.	386,056
69,300	Wm. Morrison Supermarkets Plc	319,524
		2,399,840
Food Products – 1.75%
15,000	Unilever NV	531,990
Health Care Equipment & Supplies – 1.01%
53,600	Boston Scientific Corp.(a)	307,664
Household Durables – 0.45%
11,800	Sony Corp.	137,980
Insurance – 6.14%
70,884	Aegon NV	368,511
16,000	MS&AD Insurance Group Holdings	276,198
15,200	NKSJ Holdings, Inc.	296,430

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

Shares		Value
9,100	Swiss Re AG	$585,529
13,300	Tokio Marine Holdings, Inc.	338,440
		1,865,108
Media – 2.01%
24,900	News Corp.	610,797
Multiline Retail – 1.31%
69,300	Marks & Spencer Group Plc	399,932
Multi-Utilities – 2.17%
29,644	GDF Suez	660,825
Office Electronics – 2.40%
10,600	Canon, Inc.	340,236
52,900	Xerox Corp.	388,286
		728,522
Oil & Gas – 11.53%
79,400	BP Plc	559,762
41,250	Chesapeake Energy Corp.	778,388
34,700	ENI SpA	760,744
6,700	Lukoil OAO – ADR (a)	412,318
15,378	Total SA	765,054
7,309	Valero Energy Corp.	231,549
		3,507,815
Pharmaceuticals – 14.18%
8,900	Astellas Pharma, Inc.	451,051
11,500	AstraZeneca Plc	549,069
23,300	Daiichi Sankyo Co. Ltd.	383,803
8,500	Eli Lilly & Co.	402,985
24,000	GlaxoSmithKline Plc	553,985
8,309	Merck & Co., Inc.	374,736
25,054	Pfizer, Inc.	622,592
7,300	Sanofi	624,707
7,600	Takeda Pharmaceutical Co. Ltd.	349,658
		4,312,586
Semiconductors & Semiconductor Equipment – 1.83%
9,964	Intel Corp.	225,984
61,200	STMicroelectronics NV	330,309
		556,293
Software – 2.96%
30,200	Microsoft Corp.	899,356
Wireless Telecommunication Services – 1.95%
15,400	America Movil SAB de CV – ADR	391,776
10,500	Tim Participacoes SA – ADR	201,810
		593,586
TOTAL COMMON STOCKS (Cost $29,097,582)		$28,955,102

	Principal Amount	Value
SHORT TERM INVESTMENTS – 3.03%
Repurchase Agreement – 3.03%
State Street Bank and Trust Repurchase Agreement, (Dated 9/28/12), due 10/1/12, 0.01%, [Collateralized by $670,000 United States Treasury Bond, 5.25%, 2/15/29, (Market Value $943,881)] (proceeds $922,095).	$922,094	$922,094
TOTAL SHORT TERM INVESTMENTS (Cost $922,094)		$922,094
Total Investments (Cost $30,019,676) – 98.23%		$29,877,196
Other Assets in Excess of Liabilities – 1.77%		539,694
TOTAL NET ASSETS – 100.00%		$30,416,890

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2012 (continued) (Unaudited)

United States	34.29%
Japan	17.06%
France	10.18%
United Kingdom	9.16%
Italy	5.92%
Netherlands	5.36%
Switzerland	3.55%
Germany	1.75%
Ireland	1.62%
Russia	1.36%
Sweden	1.30%
Mexico	1.29%
Brazil	1.13%
Portugal	0.63%
Spain	0.60%
COMMON STOCKS	95.20%
SHORT TERM INVESTMENTS	3.03%
TOTAL INVESTMENTS	98.23%
Other Assets in Excess of Liabilities	1.77%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2012

Shares		Value
COMMON STOCKS – 86.83%
Argentina – 0.09%
67,028	Grupo Clarin SA – GDR(a)	$185,741
Austria – 2.73%
247,768	Erste Group Bank AG	5,537,568
Brazil – 13.73%
84,400	Banco Bradesco SA	1,102,019
266,150	Banco do Brasil SA	3,255,898
407,925	Banco Santander Brasil SA – ADR	3,006,407
469,425	Centrais Electricas Brasileiras SA – ADR	2,783,691
58,940	Cia Paranaense de Energia	790,518
226,264	Embraer SA – ADR	6,023,147
125,200	Itau Unibanco Holding SA	1,694,037
247,542	Marfrig Alimentos SA(a)	1,451,856
363,528	Tim Participacoes SA – ADR	6,987,009
1,200,533	Viver Incorporadora e Construtora SA(a)	710,637
		27,805,219
China – 12.21%
253,875	Asiainfo-Linkage, Inc.(a)	2,972,876
10,194,000	Bosideng International Holdings Ltd.	2,855,079
3,433,934	Chaoda Modern Agriculture Holdings Ltd.(c)	137,357
488,000	China Mobile Ltd	5,409,925
79,780	China Yuchai International Ltd.	1,017,195
5,082,519	People's Food Holdings Ltd.(a)	2,940,506
10,502,350	Sinotrans Ltd.	1,364,636
4,775,377	Weiqiao Textile Co.	1,740,182
2,116,450	Xinhua Winshare Publishing and Media Co. Ltd.	1,045,167
5,954,000	Yingde Gases	5,256,223
		24,739,146
Czech Republic – 1.20%
120,260	Telefonica Czech Republic AS	2,431,408
Hong Kong – 2.46%
208,228	Dickson Concepts International Ltd.	111,685
4,500,899	First Pacific Co. Ltd.	4,867,293
		4,978,978
Hungary – 1.26%
1,329,334	Magyar Telekom Telecommunications Plc	2,552,431
India – 4.30%
562,125	Indian Oil Corp. Ltd.	2,669,681
593,250	Reliance Infrastructure Ltd.	6,025,302
		8,694,983
Israel – 0.70%
269,300	Bezeq The Israeli Telecommunication Corp. Ltd.	314,593
132,778	Partner Communications Co. Ltd.	700,236
40,050	Syneron Medical Ltd.(a)	390,488
		1,405,317
Luxembourg – 1.43%
147,670	Ternium SA – ADR	2,897,285
Mexico – 4.95%
104,550	America Movil SAB de CV - ADR	2,659,752
603,532	Cemex SAB de CV – ADR(a)	5,027,422
30,780	Grupo Financiero Santander Mexico SAB – ADR(a)	421,686
394,833	Grupo Televisa SAB	1,913,818
2,780	Grupo Televisa SAB – ADR	13,475
		10,036,153
Pakistan – 0.28%
962,360	Nishat Mills Ltd.	574,728

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

Shares		Value
Panama – 2.02%
184,981	Banco Latinoamericano de Comercio Exterior SA	$4,086,230
Philippines – 0.78%
838,550	First Philippine Holdings Corp.	1,587,093
Russia – 8.40%
1,023,210	Federal Hydrogenerating Co. JSC – ADR(a)	2,660,346
606,528	Gazprom OAO – ADR(a)	6,119,867
84,840	Lukoil OAO – ADR(a)	5,221,054
258,660	Sberbank of Russia – ADR	3,013,389
		17,014,656
Singapore – 3.37%
994,324	Flextronics International Ltd.(a)	5,965,944
162,100	Haw Par Corp. Ltd.	878,058
		6,844,002
South Africa – 2.57%
270,210	MTN Group Ltd.	5,216,438
South Korea – 13.73%
92,570	Halla Climate Control Corp.	1,908,227
78,160	Hana Financial Group, Inc.	2,383,784
95,430	KB Financial Group, Inc.	3,379,444
25,337	KB Financial Group, Inc. – ADR	897,254
57,350	Korea Electric Power Corp.(a)	1,137,352
40,820	Korea Electric Power Corp. – ADR(a)	809,532
2,110	Lotte Chilsung Beverage Co. Ltd.	2,617,981
1,330	Lotte Confectionery Co. Ltd.	1,858,286
9,590	POSCO	1,576,056
18,868	POSCO – ADR	3,100,838
4,236	Samsung Electronics Co. Ltd.	5,104,796
75,050	Shinhan Financial Group Co. Ltd.	2,770,817
7,279	Shinhan Financial Group Co. Ltd. – ADR	268,738
		27,813,105
Taiwan – 3.41%
4,218,000	Compal Electronics, Inc.	3,779,840
868,000	Novatek Microelectronics Corp.	3,125,543
		6,905,383
Turkey – 5.34%
649,375	Aygaz AS	2,765,414
1,066,021	Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	1,216,842
941,390	Turkiye Garanti Bankasi AS	3,932,800
1,339,200	Turkiye Vakiflar Bankasi Tao	2,895,169
		10,810,225
United Arab Emirates – 1.88%
17,601,673	Air Arabia PJSC	3,119,263
60,730	DP World Ltd.(a)	681,993
		3,801,256
TOTAL COMMON STOCKS (Cost $192,756,359)		$175,917,345
PARTICIPATORY NOTES – 2.50%
Saudi Arabia – 2.50%
280,260	Etihad Etisalat Co.(a)(b)(c)	5,065,445
TOTAL PARTICIPATORY NOTES (Cost $4,726,669)		$5,065,445

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

Shares		Value
PREFERRED STOCKS – 8.23%
Argentina – 0.08%
16,356	Nortel Inversora SA – ADR(a)	$168,467
Brazil – 4.95%
39,350	Cia Paranaense de Energia – ADR	646,127
15,950	Itau Unibanco Holding SA – ADR	243,716
278,122	Petroleo Brasileiro SA – ADR	6,138,153
137,741	Telefonica Brasil SA – ADR	2,994,489
		10,022,485
South Korea – 3.20%
100,436	Hyundai Motor Co.	6,483,981
TOTAL PREFERRED STOCKS (Cost $17,858,380)		$16,674,933
REAL ESTATE INVESTMENT TRUSTS – 0.96%
Mexico – 0.96%
853,832	Fibra Uno Administracion SA de CV	$1,933,630
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,575,551)		$1,933,630

	Principal Amount	Value
SHORT TERM INVESTMENTS – 1.13%
Money Market Fund – 0.41%
Northern Institutional Diversified Assets Portfolio, 0.010%	$309,783	$309,783
Northern Institutional Treasury Portfolio, 0.010%	520,575	520,575
		$830,358
Repurchase Agreement – 0.72%
State Street Bank and Trust Repurchase Agreement, (Dated 9/28/12), due 10/1/12, 0.01%,[Collateralized by $1,060,000 United States Treasury Bond, 5.25%, 2/15/29, (Market Value $1,493,304)] (proceeds $1,464,963).	1,464,962	1,464,962
TOTAL SHORT TERM INVESTMENTS (Cost $2,295,320)		$2,295,320
Total Investments (Cost $219,212,279) – 99.65%		$201,886,673
Other Assets in Excess of Liabilites – 0.35%		699,192
TOTAL NET ASSETS – 100.00%		$202,585,865

GDR	Global Depository Receipt
ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Represents the underlying security of a participatory note with HSBC Bank Plc. The note has a maturity date of March 30, 2015. See Note 2.D
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represents $5,202,802 or 2.57% of the Fund's net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2012 (unaudited)

Commercial Banks	19.08%
Wireless Telecommunication Services	10.35%
Electric Utilities	7.79%
Oil, Gas & Consumable Fuels	6.92%
Semiconductors & Semiconductor Equipment	4.06%
Metals & Mining	3.74%
Food Products	3.15%
Aerospace & Defense	2.98%
Electronic Equipment, Instruments & Components	2.94%
Diversified Telecommunication Services	2.62%
Chemicals	2.59%
Textiles, Apparel & Luxury Goods	2.55%
Construction Materials	2.48%
Diversified Financial Services	2.40%
Computers & Peripherals	1.87%
Airlines	1.54%
Internet Software & Services	1.47%
Gas Utilities	1.37%
Beverages	1.29%
Media	1.04%
Auto Components	0.94%
Air Freight & Logistics	0.67%
Health Care Providers & Services	0.60%
Distributors	0.52%
Machinery	0.50%
Pharmaceuticals	0.43%
Household Durables	0.35%
Transportation Infrastructure	0.34%
Health Care Equipment & Supplies	0.19%
Specialty Retail	0.06%
COMMON STOCKS	86.83%
PARTICIPATORY NOTES
Wireless Telecommunication Services	2.50%
TOTAL PARTICIPATORY NOTES	2.50%
PREFERRED STOCKS
Automobiles	3.20%
Oil, Gas & Consumable Fuels	3.03%
Diversified Telecommunication Services	1.56%
Electric Utilities	0.32%
Commercial Banks	0.12%
TOTAL PREFERRED STOCKS	8.23%
REAL ESTATE INVESTMENT TRUSTS	0.96%
SHORT TERM INVESTMENTS	1.13%
TOTAL INVESTMENTS	99.65%
Other Assets in Excess of Liabilities	0.35%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2012

Shares		Value
COMMON STOCKS – 91.20%
Argentina – 0.04%
6,250	Grupo Clarin SA – GDR(a)	$17,319
Australia – 0.06%
55,152	Australian Vintage Ltd.	27,746
Bermuda – 0.99%
13,526	Argo Group International Holdings Ltd.	438,107
Brazil – 0.79%
592,090	Viver Incorporadora e Construtora SA(a)	350,479
Canada – 9.32%
78,760	Celestica, Inc.(a)	562,346
49,750	Dorel Industries, Inc.(a)	1,727,663
1,374	E-L Financial Corp. Ltd.(a)	580,012
19,400	Linamar Corp.(a)	417,561
105,813	Sierra Wireless, Inc.(a)	823,225
9,310	Supremex, Inc.(a)	13,921
		4,124,728
China – 4.86%
24,090	China Yuchai International Ltd.	307,148
1,958,000	People's Food Holdings Ltd.(a)	1,132,806
3,013,000	Sinotrans Ltd.	391,498
886,500	Weiqiao Textile Co.	323,047
		2,154,499
France – 6.21%
20,020	Bongrain SA	1,196,291
54,290	Teleperformance SA	1,555,471
		2,751,762
Greece – 2.19%
30,576	Folli Follie Group(a)	356,376
85,840	Sarantis SA(a)	275,772
17,600	Titan Cement Co. SA(a)	339,689
		971,837
Hong Kong – 2.09%
730,500	Dickson Concepts International Ltd.	391,809
495,600	First Pacific Co. Ltd.	535,944
		927,753
Ireland – 1.06%
108,242	Grafton Group Plc(a)	470,146
Israel – 0.86%
39,000	Syneron Medical Ltd.(a)	380,250
Italy – 5.34%
1,071,788	Iren Spa	612,893
268,840	Italcementi SpA Savings Shares	703,111
72,993	Italmobiliare SpA(a)	939,949
47,186	Natuzzi SpA – ADR(a)	107,584
		2,363,537
Japan – 23.89%
37,100	Alpine Electronics, Inc.	345,235
41,000	Chudenko Corp.	381,209
57,700	Fuji Machine Manufacturing Co. Ltd.	777,241
73,500	Hibiya Engineering Ltd.	956,106
75,050	Hosiden Corp.	418,513
22,900	Makita Corp.	886,435
90,300	Noritsu Koki Co. Ltd.	404,376
36,700	Okinawa Cellular Telephone Co.	796,700
43,400	Otsuka Kagu Ltd.	417,650
26,300	San-A Co. Ltd.	1,050,720
61,000	Tenma Corporation	629,285
6,000	The Yamanashi Chuo Bank Ltd.	25,497
38,200	Torii Pharmaceutical Co. Ltd.	832,303
83,000	TSI Holdings Co. Ltd.	544,191

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

Shares		Value
24,900	Tsutsumi Jewelry Co. Ltd.	$607,915
83,400	Yamaha Corp.	772,136
41,000	Yamaha Motor Co. Ltd.(a)	357,812
111,000	Yodogawa Steel Works Ltd.	373,391
		10,576,715
Norway – 2.42%
82,050	Cermaq ASA	1,073,470
Panama – 1.42%
28,569	Banco Latinoamericano de Comercio Exterior SA	631,089
Philippines – 0.37%
87,200	First Philippine Holdings Corp.	165,040
Singapore – 4.57%
121,600	Flextronics International Ltd.(a)	729,600
206,000	Haw Par Corp. Ltd.	1,115,854
684,000	HTL International Holdings Ltd.	180,277
		2,025,731
South Korea – 2.76%
640	Lotte Chilsung Beverage Co. Ltd.	794,079
4,790	Samchully Co. Ltd.	427,000
		1,221,079
Switzerland – 5.38%
13,180	Lonza Group AG	689,866
40,467	Micronas Semiconductor Holding AG(a)	401,582
13,520	Panalpina Welttransport Holding AG	1,292,941
		2,384,389
Turkey – 1.84%
714,330	Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	815,394
United Arab Emirates – 0.45%
1,127,790	Air Arabia PJSC	199,860
United Kingdom – 12.91%
234,273	Chime Communications Plc	879,560
18,650	Clarkson Plc	392,714
410,747	Debenhams Plc	680,349
319,210	Home Retail Group Plc	460,211
330,080	ITV Plc	471,861
187,688	LSL Property Services Plc	636,467
625,631	Mcbride Plc(a)	1,308,302
52,490	Travis Perkins Plc	884,682
		5,714,146
TOTAL COMMON STOCKS (Cost $38,169,776)		$39,785,076
PREFERRED STOCKS – 0.42%
Argentina – 0.33%
14,194	Nortel Inversora SA – ADR(a)	$146,199
Brazil – 0.09%
1,814	Telefonica Brasil SA – ADR	39,436
TOTAL PREFERRED STOCKS (Cost $316,081)		$185,635
REAL ESTATE INVESTMENT TRUSTS – 1.93%
Mexico – 1.93%
376,870	Fibra Uno Administracion SA de CV	$853,478
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $719,294)		$853,478

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
CORPORATE BONDS – 0.73%
Greece – 0.73%
OTE Plc
7.250%, 02/12/2015	$327,000	$323,563
TOTAL CORPORATE BONDS (Cost $262,374)		$323,563

	Principal Amount	Value
SHORT TERM INVESTMENTS – 5.58%
Repurchase Agreement – 5.58%
State Street Bank and Trust Repurchase Agreement, (Dated 9/28/12), due 10/1/12, 0.01%, [Collateralized by $1,790,000 United States Treasury Bond, 5.25%, 2/15/29, (Market Value $2,521,711)] (proceeds $2,471,359).	$2,471,357	$2,471,357
TOTAL SHORT TERM INVESTMENTS (Cost $2,471,357)		$2,471,357
Total Investments (Cost $41,938,882) – 98.48%		$43,619,109
Other Assets in Excess of Liabilites – 1.52%		674,461
TOTAL NET ASSETS – 100.00%		$44,293,570

ADR	American Depository Receipt
GDR	Global Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2012 (Unaudited)

COMMON STOCKS
Food Products	7.68%
Household Durables	6.13%
Construction Materials	4.49%
Machinery	4.45%
Pharmaceuticals	4.39%
Specialty Retail	4.00%
Electronic Equipment, Instruments & Components	3.86%
Air Freight & Logistics	3.79%
Professional Services	3.51%
Media	3.09%
Trading Companies & Distributors	3.06%
Construction & Engineering	3.02%
Household Products	2.95%
Leisure Equipment & Products	2.66%
Food & Staples Retailing	2.37%
Insurance	2.30%
Textiles, Apparel & Luxury Goods	1.96%
Beverages	1.86%
Communications Equipment	1.86%
Health Care Providers & Services	1.84%
Wireless Telecommunication Services	1.80%
Life Sciences Tools & Services	1.56%
Multiline Retail	1.54%
Commercial Banks	1.48%
Real Estate Management & Development	1.44%
Chemicals	1.42%
Multi-Utilities	1.38%
Diversified Financial Services	1.21%
Internet & Catalog Retail	1.04%
Gas Utilities	0.96%
Auto Components	0.94%
Semiconductors & Semiconductor Equipment	0.91%
Marine	0.89%
Health Care Equipment & Supplies	0.86%
Metals & Mining	0.84%
Automobiles	0.81%
Personal Products	0.62%
Airlines	0.45%
Electric Utilities	0.37%
Paper & Forest Products	0.03%
COMMON STOCKS	89.82%
PREFERRED STOCKS
Diversified Telecommunication Services	0.42%
TOTAL PREFERRED STOCKS	0.42%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2012 (Unaudited) (continued)

REAL ESTATE INVESTMENT TRUSTS	1.93%
CORPORATE BONDS
Diversified Telecommunication Services	0.73%
TOTAL CORPORATE BONDS	0.73%
SHORT TERM INVESTMENTS	5.58%
TOTAL INVESTMENTS	98.48%
Other Assets in Excess of Liabilities	1.52%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2012

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 9.75%
Fannie Mae Interest Only Strip – 0.41%
5.500%, 01/01/2036	$492,448	$61,344
6.000%, 06/01/2036	509,388	68,856
		130,200
Federal National Mortgage Association – 6.01%
Pool #MA0918, 4.000%, 12/01/2041	950,135	1,025,275
Pool #934124, 5.500%, 07/01/2038	447,008	490,198
Pool #254631, 5.000%, 02/01/2018	381,448	415,932
		1,931,405
Freddie Mac Mortgage – 3.33%
Pool #G0-6018, 6.500%, 04/01/2039	303,512	346,055
Pool #A9-3505, 4.500%, 08/01/2040	672,953	725,797
		1,071,852
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $3,074,447)		$3,133,457
OTHER MORTGAGE RELATED SECURITIES – 8.67%
Collateralized Mortgage Obligations – 2.40%
Wells Fargo Mortgage Backed Securities Trust
Series 2004-DD, 2.615%, 01/25/2035	$775,000	$766,432
Series 2006-AR14, 5.842%, 10/25/2036	3,673	3,625
		770,057
Near Prime Mortgage – 5.87%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.648%, 10/25/2035	844,267	792,719
Bear Stearns Alt-A Trust
Series 2004-11, 0.897%, 11/25/2034	389,316	381,597
Series 2005-7, 0.487%, 08/25/2035	430,809	364,105
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.756%, 03/20/2036	52,767	35,024
Opteum Mortgage Acceptance Corp.
Series 2005-3, 0.507%, 07/25/2035	329,083	312,855
		1,886,300

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
Sub-Prime Mortgages – 0.40%
Countrywide Asset-Backed Certificates
Series 2004-10, 1.267%, 12/25/2034	$115,013	$11,284
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.387%, 04/25/2036	130,881	117,314
		128,598
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $2,433,686)		$2,784,955
US GOVERNMENTS – 29.96%
Sovereign – 29.96%
United States Treasury Bond
4.750%, 02/15/2037	$475,000	$657,504
United States Treasury Note
4.250%, 08/15/2014	1,455,000	1,563,499
4.500%, 02/15/2016	2,240,000	2,550,101
3.375%, 11/15/2019	3,075,000	3,565,079
2.000%, 11/15/2021	1,240,000	1,294,540
		8,973,219
TOTAL US GOVERNMENTS (Cost $9,202,125)		$9,630,723

	Shares	Value
COMMON STOCKS – 0.04%
Paper & Forest Products – 0.04%
Abitibi-Consolidated(a)(c)	80,000	$—
Quad/Graphics, Inc.	226	3,833
Resolute Forest Products, Inc.(a)	632	8,216
		12,049
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.(a)	22	260
TOTAL COMMON STOCKS (Cost $67,097)		$12,309
PREFERRED STOCKS – 0.17%
Banks & Thrifts – 0.17%
Ally Financial, Inc., 8.500%	2,200	$53,812
TOTAL PREFERRED STOCKS (Cost $51,810)		$53,812

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 3.18%
Student Loan – 3.18%
National Collegiate Student Loan Trust
Series A-4, 0.522%, 10/25/2033	$410,000	$162,037
SLM Student Loan Trust
Series 2004-B, 0.819%, 09/15/2033	300,000	196,500
Series 2005-A, 0.699%, 12/15/2038	400,000	248,402
Series 2006-A, 0.679%, 06/15/2039	275,000	187,154
Series 2007-A, 0.629%, 12/15/2041	350,000	229,497
		861,553
TOTAL ASSET BACKED SECURITIES (Cost $1,293,143)		$1,023,590
CORPORATE BONDS – 44.22%
Advertising – 0.86%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$255,000	$275,400
Banks & Thrifts – 10.87%
Ally Financial, Inc.
6.750%, 12/01/2014	650,000	695,500
Citigroup, Inc.
6.125%, 11/21/2017	235,000	276,511
6.875%, 03/05/2038	235,000	308,834
Fifth Third Bancorp
8.250%, 03/01/2038	175,000	253,471
First Horizon National Corp.
5.375%, 12/15/2015	130,000	142,226
JP Morgan Chase & Co.
7.900%, Perpetual	740,000	840,440
KeyCorp
6.500%, 05/14/2013	110,000	113,900
National City Corp.
4.900%, 01/15/2015	235,000	256,149
Regions Financial Corp.
5.750%, 06/15/2015	435,000	467,073
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	115,000	142,622
		3,496,726

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
Building Materials – 3.66%
CRH America, Inc.
6.000%, 09/30/2016	$160,000	$178,491
Masco Corp.
6.125%, 10/03/2016	305,000	335,696
Mohawk Industries, Inc.
6.375%, 01/15/2016	255,000	286,875
Owens Corning
6.500%, 12/01/2016	125,000	140,365
USG Corp.
6.300%, 11/15/2016	230,000	232,300
		1,173,727
Consumer Products – 0.96%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	275,000	310,063
Containers & Packaging – 0.68%
Sealed Air Corp.
7.875%, 06/15/2017	205,000	219,350
Diversified Financial Services – 4.72%
American International Group, Inc.
6.400%, 12/15/2020	400,000	487,237
Bank of America Corp.
3.750%, 07/12/2016	245,000	259,940
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	250,000	264,260
International Lease Finance Corp.
6.625%, 11/15/2013	285,000	297,825
SLM Corp.
5.000%, 10/01/2013	200,000	207,250
		1,516,512
Electric Utilities – 8.24%
Ameren Corp.
8.875%, 05/15/2014	300,000	333,711
Arizona Public Service Co.
8.750%, 03/01/2019	340,000	448,878
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	229,556
EDP Finance BV
4.900%, 10/01/2019(b)	400,000	372,000

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
FirstEnergy Corp.
7.375%, 11/15/2031	$430,000	$563,241
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	329,724
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	33,336
7.000%, 09/01/2022	175,000	219,448
PPL Energy Supply LLC
6.500%, 05/01/2018	100,000	118,347
		2,648,241
Energy – 0.72%
Valero Energy Corp.
9.375%, 03/15/2019	170,000	230,890
Equipment – 0.13%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 04/19/2022	36,480	40,675
Food, Beverage & Tobacco – 1.31%
Altria Group, Inc.
9.700%, 11/10/2018	51,000	73,047
Pilgrims Pride Corp.
7.875%, 12/15/2018	130,000	123,825
Tyson Foods, Inc.
6.60%, 04/01/2016	195,000	223,763
		420,635
Homebuilders – 3.62%
Centex Corp.
6.500%, 05/01/2016	80,000	89,600
Lennar Corp.
5.600%, 05/31/2015	290,000	308,850
Pulte Group, Inc.
5.200%, 02/15/2015	440,000	466,400
Toll Brothers Finance Corp.
5.150%, 05/15/2015	270,000	294,404
		1,159,254
Insurance – 1.61%
CNA Financial Corp.
7.350%, 11/15/2019	125,000	155,105
5.875%, 08/15/2020	110,000	128,426

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	$210,000	$235,025
		518,556
Leisure Time – 0.40%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	125,000	129,063
Media – 0.57%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	15,000	17,647
Virgin Media Finance Plc
9.500%, 08/15/2016	150,000	166,125
		183,772
Oil & Gas – 3.86%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	435,000	504,034
Chesapeake Energy Corp.
6.625%, 08/15/2020	345,000	355,781
El Paso Corp.
7.000%, 06/15/2017	90,000	103,276
Transocean, Inc.
5.250%, 03/15/2013	275,000	280,452
		1,243,543
Retail – 0.97%
Marks & Spencer Plc
7.125%, 12/01/2037(b)	285,000	311,126
Telecommunications – 0.70%
Telecom Italia Capital SA
6.999%, 06/04/2018	85,000	93,713
Telefonica Emisiones SAU
5.462%, 02/16/2021	135,000	132,300
		226,013
Utilities – 0.34%
Edison Mission Energy
7.000%, 05/15/2017	210,000	108,675
TOTAL CORPORATE BONDS (Cost $12,354,987)		$14,212,221

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: $1.97(c)	870	$—
TOTAL WARRANTS (Cost $8,748)		$—

	Principal Amount	Value
SHORT TERM INVESTMENTS – 3.74%
Repurchase Agreement – 3.74%
State Street Bank and Trust Repurchase Agreement, (Dated 9/28/12), due 10/1/12, 0.01%, [Collateralized by $870,000 United States Treasury Bond, 5.25%, 2/15/29, (Market Value $1,225,636) (proceeds $1,202,212).	$1,202,211	$1,202,211
TOTAL SHORT TERM INVESTMENTS (Cost $1,202,211)		$1,202,211
Total Investments (Cost $29,688,254) – 99.73%		$32,053,278
Other Assets in Excess of Liabilities – 0.27%		86,755
TOTAL NET ASSETS – 100.00%		$32,140,033

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $683,126, which represents 2.13% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $0 or 0.00% of the Fund's net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2012

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.09%
Fannie Mae Interest Only Strip – 0.09%
Fannie Mae Interest Only Strip
6.000%, 06/01/2036	$126,034	$17,037
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $20,272)		$17,037
OTHER MORTGAGE RELATED SECURITIES – 1.68%
Near Prime Mortgage – 1.36%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.648%, 10/25/2035	280,188	263,080
Sub-Prime Mortgages – 0.32%
Structured Asset Investment Loan Trust
Series A3, 0.597%, 07/25/2035	65,930	61,520
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $289,746)		$324,600
US GOVERNMENTS – 32.97%
Sovereign – 32.97%
United States Treasury Note
4.250%, 08/15/2014	$1,910,000	$2,052,429
4.500%, 02/15/2016	1,775,000	2,020,727
3.375%, 11/15/2019	820,000	950,688
2.000%, 11/15/2021	1,285,000	1,341,519
TOTAL US GOVERNMENTS (Cost $6,283,801)		$6,365,363

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Shares	Value
COMMON STOCKS – 0.18%
Paper & Forest Products – 0.17%
Abitibi-Consolidated (a)(b)	205,000	$—
Quad/Graphics, Inc.	695	11,787
Resolute Forest Products, Inc. (a)	1,620	21,060
		32,847
Semiconductors – 0.01%
MagnaChip Semiconductor Corp. (a)	97	1,145
TOTAL COMMON STOCKS (Cost $31,937)		$33,992
PREFERRED STOCKS – 0.35%
Banks & Thrifts – 0.35%
Ally Financial, Inc., 8.500%	2,800	$68,488
TOTAL PREFERRED STOCKS (Cost $65,940)		$68,488

	Principal Amount	Value
ASSET BACKED SECURITIES – 1.84%
Student Loan – 1.84%
National Collegiate Student Loan Trust
Series A-4, 0.522%, 10/25/2033	$400,000	$158,084
SLM Student Loan Trust
Series 2007-A, 0.629%, 12/15/2041	300,000	196,713
TOTAL ASSET BACKED SECURITIES (Cost $389,530)		$354,797
CORPORATE BONDS – 60.82%
Advertising – 1.09%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$195,000	$210,600
Banks & Thrifts – 16.54%
Ally Financial, Inc.
6.750%, 12/01/2014	350,000	374,500
Citigroup, Inc.
6.125%, 11/21/2017	290,000	341,227
Fifth Third Bancorp
8.250%, 03/01/2038	65,000	94,146
First Horizon National Corp.
5.375%, 12/15/2015	75,000	82,054
JP Morgan Chase & Co.
7.900%, Perpetual	810,000	919,941
KeyCorp
6.500%, 05/14/2013	60,000	62,127

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
PNC Corp.
4.900%, 01/15/2015	$245,000	$267,049
Regions Financial Corp.
5.750%, 06/15/2015	510,000	547,602
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	165,000	204,632
USB Capital IX
3.500%, Perpetual	350,000	299,911
		3,193,189
Building Materials – 5.11%
CRH America, Inc.
6.000%, 09/30/2016	90,000	100,402
Masco Corp.
6.125%, 10/03/2016	300,000	330,192
Mohawk Industries, Inc.
6.625%, 01/15/2016	145,000	163,125
Owens Corning
6.500%, 12/01/2016	225,000	252,656
USG Corp.
6.300%, 11/15/2016	140,000	141,400
		987,775
Consumer Products – 1.58%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	270,000	304,425
Containers & Packaging – 0.55%
Sealed Air Corp.
7.875%, 06/15/2017	100,000	107,000
Diversified Financial Services – 9.96%
Ally Financial, Inc.
6.750%, 12/01/2014	325,000	347,022
American International Group, Inc.
6.400%, 12/15/2020	440,000	535,960
Bank of America Corp.
3.750%, 07/12/2016	315,000	334,208
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	245,000	258,975
International Lease Finance Corp.
6.625%, 11/15/2013	215,000	224,675

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
SLM Corp.
5.000%, 10/01/2013	$215,000	$222,794
		1,923,634
Electric Utilities – 7.95%
Ameren Corp.
8.875%, 05/15/2014	120,000	133,484
Arizona Public Service Co.
8.750%, 03/01/2019	435,000	574,300
Commonwealth Edison Co.
5.950%, 08/15/2016	110,000	129,399
FirstEnergy Corp.
7.375%, 11/15/2031	275,000	360,213
Nisource Finance Corp.
5.250%, 09/15/2017	65,000	75,200
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	90,000	100,008
7.000%, 09/01/2022	45,000	56,429
PPL Energy Supply LLC
6.500%, 05/01/2018	90,000	106,512
		1,535,545
Energy – 1.34%
Valero Energy Corp.
9.375%, 03/15/2019	190,000	258,054
Equipment – 0.53%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	91,200	101,688
Food, Beverage & Tobacco – 1.51%
Altria Group, Inc.
9.700%, 11/10/2018	43,000	61,589
Tyson Foods, Inc.
6.600%, 04/01/2016	200,000	229,500
		291,089
Homebuilders – 3.82%
Centex Corp.
6.500%, 05/01/2016	155,000	173,600
Lennar Corp.
5.600%, 05/31/2015	195,000	207,675

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
Pulte Group, Inc.
5.200%, 02/15/2015	$170,000	$180,200
Toll Brothers Finance Corp.
5.150%, 05/15/2015	160,000	174,462
		735,937
Insurance – 2.87%
CNA Financial Corp.
7.350%, 11/15/2019	70,000	86,859
5.875%, 08/15/2020	160,000	186,801
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	250,000	279,792
		553,452
Leisure Time – 0.45%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	85,000	87,763
Media – 0.81%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	40,000	47,058
Virgin Media Finance Plc
9.500%, 08/15/2016	100,000	110,750
		157,808
Oil, Gas & Consumable Fuels – 5.67%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	360,000	417,131
Chesapeake Energy Corp.
6.625%, 08/15/2020	320,000	330,000
El Paso Corp.
7.000%, 06/15/2017	50,000	57,375
Transocean, Inc.
5.250%, 03/15/2013	285,000	290,650
		1,095,156
Telecommunications – 0.70%
Telecom Italia Capital SA
6.999%, 06/04/2018	50,000	55,125
Telefonica Emisiones SAU
5.462%, 02/16/2021	80,000	78,400
		133,525

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2012 (continued)

	Principal Amount	Value
Utilities – 0.34%
Edison Mission Energy
7.000%, 05/15/2017	$125,000	$64,688
TOTAL CORPORATE BONDS (Cost $11,365,648)		$11,741,328

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: $1.97(b)	3,900	$—
TOTAL WARRANTS (Cost $0)		$—

	Principal Amount	Value
SHORT TERM INVESTMENTS – 2.55%
Repurchase Agreement – 2.55%
State Street Bank and Trust Repurchase Agreement, (Dated 9/28/12), due 10/1/12, 0.01%, [Collateralized by $360,000 United States Treasury Bond, 5.25%, 2/15/29, (Market Value $507,160)] (proceeds $492,297).	$492,297	$492,297
TOTAL SHORT TERM INVESTMENTS (Cost $492,297)		$492,297
Total Investments (Cost $18,939,171) – 100.48%		$19,397,902
Liabilities in Excess of Other Assets – (0.48%)		(92,334)
TOTAL NET ASSETS – 100.00%		$19,305,568

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $0 or 0.00% of the Fund's net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2012

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund
ASSETS
Investments in securities, at value(1)	$357,696,604	$29,877,196	$201,886,673
Foreign currency(1)	712,371	41,822	639,796
Receivables:
Securities sold	—	396,376	5,084
Fund shares sold	499,997	14,752	1,123,844
Dividends and interest	2,589,827	132,501	642,113
Currency	271	18	—
Tax reclaims	932,581	21,804	3,795
Due from Advisor	—	374	—
Prepaid expenses and other assets	51,073	22,002	29,440
Total Assets	362,482,724	30,506,845	204,330,745
LIABILITIES
Payables:
Securities purchased	—	—	1,492,839
Fund shares redeemed	2,667,855	22,379	30,463
Due to advisor	250,992	—	76,449
12b-1 fee	—	15	14,527
Trustee fees	14,495	14,917	14,916
Dividends payable	—	—	—
Accrued expenses	159,096	52,644	115,686
Total Liabilities	3,092,438	89,955	1,744,880
NET ASSETS	$359,390,286	$30,416,890	$202,585,865
COMPONENTS OF NET ASSETS
Paid-in capital	$535,973,423	$29,332,059	$211,246,658
Undistributed net investment income	11,088,878	787,198	2,947,049
Accumulated net realized gain (loss) on investments and foreign currency	(117,841,910)	440,995	5,722,965
Net unrealized appreciation (depreciation) on:
Investments and Foreign currency	(69,875,973)	(142,706)	(17,320,564)
Other Asset/Liability Appreciation/(Depreciation) due to foreign currency translation	45,868	(656)	(10,243)
Total Net Assets	$359,390,286	$30,416,890	$202,585,865
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$352,743,190	$30,135,623	$134,466,881
Shares outstanding (unlimited shares authorized without par value)	26,130,845	1,482,527	14,965,084
Offering and redemption price	$13.50	$20.33	$8.99
Class E Shares
Net Assets	$6,647,006	$192,423	N/A
Shares outstanding (unlimited shares authorized without par value)	493,028	9,540	—
Offering and redemption price	$13.48	$20.17	N/A
Class S Shares
Net Assets	$90	$88,844	$68,118,984
Shares outstanding (unlimited shares authorized without par value)	7	4,383	7,598,492
Offering and redemption price	$13.50*	$20.27	$8.96
(1) Cost of:
Investments in securities	$427,568,408	$30,019,676	$219,212,279
Foreign currency	716,540	42,048	634,754

*	Differences in the calculation of the offering and redemption prices are due to rounding of the Net Assets and the shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2012 (continued)

	Brandes International Small Cap Equity Fund	Brandes Institutional Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund
ASSETS
Investments in securities, at value(1)	$43,619,109	$32,053,278	$19,397,902
Foreign currency(1)	15,566	—	—
Receivables:
Securities sold	478,874	234,414	586,036
Fund shares sold	89,554	97,272	—
Dividends and interest	130,753	329,313	237,705
Currency	—	—	—
Tax reclaims	5,553	—	—
Due from Advisor	—	11,024	10,790
Prepaid expenses and other assets	26,378	9,037	23,804
Total Assets	44,365,787	32,734,338	20,256,237
LIABILITIES
Payables:
Securities purchased	—	510,073	895,176
Fund shares redeemed	—	1,071	—
Due to advisor	8,562	—	—
12b-1 fee	1,389	—	—
Trustee fees	11,563	14,913	11,703
Dividends payable	—	23,155	2,484
Accrued expenses	51,975	45,093	41,305
Total Liabilities	73,489	594,305	950,669
NET ASSETS	$44,292,298	$32,140,033	$19,305,568
COMPONENTS OF NET ASSETS
Paid-in capital	$41,751,067	$29,450,467	$18,250,944
Undistributed net investment income	285,646	44,040	13,701
Accumulated net realized gain (loss) on investments and foreign currency	573,655	280,502	582,192
Net unrealized appreciation (depreciation) on:
Investments and Foreign currency	1,681,711	2,365,024	458,731
Other Asset/Liability Appreciation/(Depreciation) due to foreign currency translation	219	—	—
Total Net Assets	$44,292,298	$32,140,033	$19,305,568
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$38,440,555	$25,272,828	$19,305,463
Shares outstanding (unlimited shares authorized without par value)	3,639,978	2,632,177	1,858,566
Offering and redemption price	$10.56	$9.60	$10.39
Class E Shares
Net Assets	N/A	$6,867,205	N/A
Shares outstanding (unlimited shares authorized without par value)	—	714,644	—
Offering and redemption price	N/A	$9.61	N/A
Class S Shares
Net Assets	$5,851,743	N/A	$105
Shares outstanding (unlimited shares authorized without par value)	554,451	—	10
Offering and redemption price	$10.55	N/A	$10.39*
(1) Cost of:
Investments in securities	$41,938,882	$29,688,254	$18,939,171
Foreign currency	14,082	—	—

*	Differences in the calculation of the offering and redemption prices are due to rounding of the Net Assets and the shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

(This page intentionally left blank.)

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended September 30, 2012

Brandes Institutional International Equity Fund
INVESTMENT INCOME
Income
Dividend income	$19,151,311
Less: foreign taxes withheld	(2,099,258)
issuance fees	(55,435)
Interest income	571
Income from securities lending	736,919
Miscellaneous income	—
Total income	17,734,108
Expenses
Advisory fees (Note 3)	4,154,199
Custody fees	85,351
Administration fees (Note 3)	158,397
Insurance expense	53,417
Legal fees	24,399
Printing fees	49,606
Miscellaneous	99,771
Registration expense	56,880
Trustee fees	62,405
Transfer agent fees	146,334
12b-1 Fees – Class S	—
Shareholder Service Fees – Class E	1,181
Shareholder Service Fees – Class I	23,574
Accounting fees	81,796
Auditing fees	27,168
Organizational costs	—
Total expenses	5,024,478
Less reimbursement / waiver	(208,594)
Total expenses net of reimbursement / waiver	4,815,884
Net investment income	12,918,224
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(32,118,611)
Foreign currency transactions	(69,469)
Net realized gain (loss)	(32,188,080)
Net change in unrealized appreciation on:
Investments and Foreign currency	55,898,588
Other Asset/Liability Appreciation/(Depreciation) due to foreign currency translation	(6,563)
Net unrealized appreciation/(depreciation)	55,892,025
Net realized and unrealized gain on investments and foreign currency transactions	23,703,945
Net increase (decrease) in net assets resulting from operations	$36,622,169

*	Commenced operations on January 31, 2012.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended September 30, 2012 (continued)

	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund	Brandes International Small Cap Fund*	Brandes Institutional Core Plus Fixed Income Fund	Brandes Institutional Credit Focus Yield Fund*
INVESTMENT INCOME
Income
Dividend income	$1,278,332	$6,065,223	$552,357	$1,331	$521
Less: foreign taxes withheld	(107,041)	(521,944)	(47,376)	—	—
issuance fees	(470)	(56,660)	(228)	—	—
Interest income	90	1,105	24,838	1,412,916	364,777
Income from securities lending	—	—	—	—	—
Miscellaneous income	1	101	—	2,888	4,200
Total income	1,170,852	5,487,825	529,591	1,417,135	369,498
Expenses
Advisory fees (Note 3)	269,754	1,538,976	194,109	103,759	45,145
Custody fees	5,938	95,897	11,638	3,690	1,681
Administration fees (Note 3)	12,786	63,934	8,556	11,672	3,770
Insurance expense	3,304	10,327	141	1,880	142
Legal fees	24,847	28,861	15,705	24,416	14,865
Printing fees	7,510	39,071	4,608	7,422	3,526
Miscellaneous	9,494	35,335	4,572	8,191	2,277
Registration expense	46,314	66,019	23,421	32,528	22,283
Trustee fees	57,913	55,161	34,947	58,126	35,087
Transfer agent fees	50,229	158,919	22,925	35,132	19,965
12b-1 Fees - Class S	146	134,359	3,331	—	—
Shareholder Service Fees - Class E	14	—	—	13,425	—
Shareholder Service Fees - Class I	1,963	12,897	—	7,140	—
Accounting fees	46,764	50,842	33,751	40,325	27,322
Auditing fees	30,130	30,084	32,166	30,164	30,566
Organizational costs	—	6,354	5,063	—	5,673
Total expenses	567,106	2,327,036	394,933	377,870	212,302
Less reimbursement / waiver	(229,270)	(378,305)	(156,102)	(218,903)	(149,098)
Total expenses net of reimbursement / waiver	337,836	1,948,731	238,831	158,967	63,204
Net investment income	833,016	3,539,094	290,760	1,258,168	306,294
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	543,036	4,139,759	510,475	427,921	65,484
Foreign currency transactions	(17,226)	(94,710)	(16,405)	—	—
Net realized gain (loss)	525,810	4,045,049	494,070	427,921	65,484
Net change in unrealized appreciation on:
Investments	3,479,351	12,500,123	1,681,711	1,155,584	458,731
Other Asset/Liability Appreciation/(Depreciation) due to foreign currency translation	(148)	23,761	219	—	—
Net unrealized appreciation/(depreciation)	3,479,203	12,523,884	1,681,930	1,155,584	458,731
Net realized and unrealized gain on investments and foreign currency transactions	4,005,013	16,568,933	2,176,000	1,583,505	524,215
Net increase (decrease) in net assets resulting from operations	$4,838,029	$20,108,027	$2,466,760	$2,841,673	$830,509

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$12,918,224	$18,702,099	$833,016	$983,840
Net realized gain (loss) on:
Investments	(32,118,611)	(35,480,644)	543,036	2,361,126
In-kind redemptions	—	—	—	—
Payments by Affiliate	—	—	—	—
Foreign currency transactions	(69,469)	215,418	(17,226)	12,007
Net unrealized appreciation (depreciation) on:
Investments	55,898,588	(36,115,793)	3,479,351	(5,398,488)
Foreign currency transactions	(6,563)	(2,175)	(148)	(1,811)
Net increase (decrease) in net assets resulting from operations	36,622,169	(52,681,095)	4,838,029	(2,043,326)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	(208,815)	(50,227)	(4,752)	(3,136)
Class I	(21,348,284)	(17,285,049)	(884,851)	(792,321)
Class S	(4)	—	(249)	—
From net realized gains
Class E	—	—	(11,450)	(7,671)
Class I	—	—	(2,132,185)	(1,937,987)
Class S	—	—	(634)	—
Decrease in net assets from distributions	(21,557,103)	(17,335,276)	(3,034,121)	(2,741,115)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	91,548,588	143,394,173	5,971,637	4,364,262
Net asset value of share issued on reinvestment of distributions	19,458,718	16,171,707	2,952,953	2,710,026
Cost of shares redeemed	(225,737,344)	(403,096,490)	(16,923,436)	(6,755,970)
Net increase (decrease) in net assets from capital share transactions	(114,730,038)	(243,530,610)	(7,998,846)	318,318
Total Increase (Decrease) in net assets	(99,664,972)	(313,546,981)	(6,194,938)	(4,466,123)
NET ASSETS
Beginning of the Period	459,055,258	772,602,239	36,611,828	41,077,951
End of the Period	$359,390,286	$459,055,258	$30,416,890	$36,611,828
Undistributed net investment income	$11,088,878	$19,335,345	$787,198	$861,262

*	Commenced operations on January 31, 2011.
**	Commenced operations on January 31, 2012.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes Institutional Emerging Markets Fund		Brandes International Small Cap Fund	Brandes Institutional Core Plus Fixed Income Fund		Brandes Credit Focus Yield Fund
	Year Ended September 30, 2012	Period Ended September 30, 2011*	Period Ended September 30, 2012**	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2012**
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,539,094	$1,511,038	$290,760	$1,258,168	$1,376,013	$306,294
Net realized gain (loss) on:
Investments	4,139,759	(194,805)	510,475	427,921	831,675	65,484
In-kind redemptions	—	(942,195)	—	—	—	—
Payments by Affiliate	—	5,862	—	—	—	—
Foreign currency transactions	(94,710)	(279,291)	(16,405)	—	—	—
Net unrealized appreciation (depreciation) on:
Investments	12,500,123	(29,820,686)	1,681,711	1,155,584	(1,142,879)	458,731
Foreign currency transactions	23,761	(34,005)	219	—	—	—
Net increase (decrease) in net assets resulting from operations	20,108,027	(29,754,082)	2,466,760	2,841,673	1,064,809	830,509
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	N/A	N/A	N/A	(244,744)	(130,917)	N/A
Class I	(1,004,514)	—	—	(1,179,368)	(1,269,592)	(297,633)
Class S	(407,118)	—	—	N/A	N/A	(2)
From net realized gains
Class E	N/A	N/A	N/A	(93,990)	(52,278)	N/A
Class I	(901,535)	—	—	(480,064)	(438,040)	—
Class S	(415,797)	—	—	N/A	N/A	—
Decrease in net assets from distributions	(2,728,964)	—	—	(1,998,166)	(1,890,827)	(297,635)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	104,998,425	204,933,462	41,885,389	7,548,731	6,116,803	18,477,543
Net asset value of share issued on reinvestment of distributions	2,608,174	—	—	1,691,449	1,633,598	295,151
Cost of shares redeemed	(32,678,995)	(64,900,182)	(59,851)	(5,048,630)	(7,360,668)	—
Net increase (decrease) in net assets from capital share transactions	74,927,604	140,033,280	41,825,538	4,191,550	389,733	18,772,694
Total Increase (Decrease) in net assets	92,306,667	110,279,198	44,292,298	5,035,057	(436,285)	19,305,568
NET ASSETS
Beginning of the Period	110,279,198	—	—	27,104,976	27,541,261	—
End of the Period	$202,585,865	$110,279,198	$44,292,298	$32,140,033	$27,104,976	$19,305,568
Undistributed net investment income	$2,947,049	$914,297	$285,646	$44,040	$95,583	$13,701

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates		Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Institutional International Equity Fund
Class I
9/30/2012	$12.99	0.41	(5)	0.76	—		1.17	(0.66)	—
9/30/2011	$14.92	0.40	(5)	(1.98)	—		(1.58)	(0.35)	—
9/30/2010	$15.24	0.32	(5)	(0.38)	—		(0.06)	(0.26)	—
9/30/2009	$17.43	0.26		(0.80)	—		(0.54)	(0.47)	(1.18)
9/30/2008	$26.51	0.61		(5.95)	—		(5.34)	(0.45)	(3.29)
Class E
9/30/2012	$12.97	0.41	(5)	0.74	—		1.15	(0.64)	—
9/30/2011	$14.91	0.36	(5)	(1.95)	—		(1.59)	(0.35)	—
9/30/2010	$15.24	0.33	(5)	(0.40)	—		(0.07)	(0.26)	—
10/6/2008(3) – 9/30/2009	$16.03	0.32		0.54	—		0.86	(0.47)	(1.18)
Class S
9/30/2012	$13.00	0.38	(5)	0.76	—		1.14	(0.64)	—
1/31/2011(3) – 9/30/2011	$15.74	0.26	(5)	(3.00)	—		(2.74)	—	—
Brandes Institutional Global Equity Fund
Class I
9/30/2012	$19.22	0.49	(5)	2.22	—		2.71	(0.47)	(1.13)
9/30/2011	$21.76	0.51	(5)	(1.53)	—		(1.02)	(0.44)	(1.08)
9/30/2010	$21.24	0.42	(5)	0.48	—		0.90	(0.38)	—
10/6/2008(3) – 9/30/2009	$20.00	0.39		0.94	—		1.33	(0.09)	—
Class E
9/30/2012	$19.13	0.44	(5)	2.2	—		2.64	(0.47)	(1.13)
9/30/2011	$21.73	0.45	(5)	(1.53)	—		(1.08)	(0.44)	(1.08)
9/30/2010	$21.25	0.37	(5)	0.50	—		0.87	(0.39)	—
10/6/2008(3) – 9/30/2009	$20.00	0.40		0.94	—		1.34	(0.09)	—
Class S
9/30/2012	$19.19	0.43	(5)	2.22	—		2.65	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.30	(5)	(3.45)	—		(3.15)	—	—
Brandes Institutional Emerging Markets Fund
Class I
9/30/2012	$7.86	0.20	(5)	1.10	—		1.30	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(5)	(2.29)	—	(7)	(2.14)	—	—
Class S
9/30/2012	$7.85	0.17	(5)	1.10	—		1.27	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(5)	(2.29)	—	(7)	(2.15)	—	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Fund's total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund's investment guidelines. The return for the Core Plus Fund, Class I and E shares would have been (9.21)% and (10.82)%, respectively. See Note 2M in the Notes to Financial Statements.
(7)	Amount is less than $0.01 per share.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments/ waivers) to average net assets		Ratio of net investment income (prior to reimburse- ments/ waivers) to average net assets		Portfolio turnover rate
Brandes Institutional International Equity Fund
Class I
9/30/2012	$13.50	9.09%		$352.7	1.16%		3.11%		1.21%		3.06%		13.47%
9/30/2011	$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%
9/30/2010	$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%
9/30/2009	$15.24	(0.88)%		$867.0	1.16%		2.27%		1.16%		2.27%		19.86%
9/30/2008	$17.43	(23.42)%		$764.4	1.13%		2.76%		1.13%		2.76%		26.40%
Class E
9/30/2012	$13.48	9.05%		$6.6	1.18%		3.09%		1.23%		3.04%		13.47%
9/30/2011	$12.97	(11.04)%		$4.4	1.34%		2.38%		1.34%		2.38%		4.99%
9/30/2010	$14.91	(0.44)%		$0.9	1.19%		2.33%		1.19%		2.33%		29.15%
10/6/2008(3) – 9/30/2009	$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.35	%(2)	1.16	%(2)	2.35	%(2)	19.86	%(1)
Class S
9/30/2012	$13.50	8.94%		$—	1.40%		2.86%		1.45%		2.81%		13.47%
1/31/2011(3) – 9/30/2011	$13.00	(17.41	)%(1)	$—	1.17%		3.11	%(2)	1.17	%(2)	3.11	%(2)	4.99	%(1)
Brandes Institutional Global Equity Fund
Class I
9/30/2012	$20.33	14.67%		$30.1	1.00%		2.47%		1.68%		1.79%		18.00%
9/30/2011	$19.22	(5.51)%		$36.2	1.00%		2.30%		1.44%		1.86%		23.94%
9/30/2010	$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.58%		16.87%
10/6/2008(3) – 9/30/2009	$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.45	%(2)	1.80	%(2)	1.66	%(2)	4.05	%(1)
Class E
9/30/2012	$20.17	14.35%		$0.2	1.25%		2.23%		1.69%		1.78%		18.00%
9/30/2011	$19.13	(5.76)%		$—	1.28%		2.02%		1.45%		1.85%		23.94%
9/30/2010	$21.73	4.08%		$0.1	1.20%		1.77%		1.41%		1.56%		16.87%
10/6/2008(3) – 9/30/2009	$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.29	%(2)	1.83	%(2)	1.67	%(2)	4.05	%(1)
Class S
9/30/2012	$20.27	14.38%		$0.1	1.25%		2.23%		2.00%		1.47%		18.00%
1/31/2011(3) – 9/30/2011	$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.69	%(2)	1.61%		23.94	(1)
Brandes Institutional Emerging Markets Income Fund
Class I
9/30/2012	$8.99	16.79%		$134.5	1.12%		2.26%		1.35%		2.03%		28.59%
1/31/2011(3) – 9/30/2011	$7.86	(21.40	)%(1),(6)	$71.9	1.12	%(2)	2.38	%(2)	1.36	%(2)	2.13	%(2)	94.70	%(1)
Class S
9/30/2012	$8.96	16.40%		$68.1	1.37%		2.03%		1.60%		1.79%		28.59%
1/31/2011(3) – 9/30/2011	$7.85	(21.50	)%(1),(6)	$38.4	1.37	%(2)	2.13	%(2)	1.61	%(2)	1.88	%(2)	94.70	%(1)

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Fund
Class I
1/31/2012(3) – 9/30/12	$10.00	0.10	(5)	0.46	—	0.56	—	—
Class S
1/31/2012(3) – 9/30/12	$10.00	0.08	(5)	0.47	—	0.55	—	—
Brandes Institutional Core Plus Fixed Income Fund
Class I
9/30/2012	$9.35	0.40	(5)	0.50	—	0.90	(0.46)	(0.19)
9/30/2011	$9.65	0.49	(5)	(0.12)	—	0.37	(0.50)	(0.17)
9/30/2010	$8.95	0.56	(5)	0.64	—	1.20	(0.50)	—
9/30/2009	$8.69	0.49		0.25	—	0.74	(0.48)	—
12/28/2007(3) – 9/30/2008	$10.00	0.44		(1.33)	0.02	(0.87)	(0.44)	—
Class E
9/30/2012	$9.36	0.38	(5)	0.50	—	0.88	(0.44)	(0.19)
9/30/2011	$9.66	0.47	(5)	(0.12)	—	0.35	(0.48)	(0.17)
9/30/2010	$8.96	0.54	(5)	0.64	—	1.18	(0.48)	—
9/30/2009	$8.70	0.47		0.25	—	0.72	(0.46)	—
5/28/2008(3) – 9/30/2008	$9.99	0.24		(1.31)	0.02	(1.05)	(0.24)	—
Brandes Credit Focus Yield Fund
Class I
1/31/2012(3) – 9/30/12	$10.00	0.23	(5)	0.38	—	0.61	(0.22)	—
Class S
3/2/2012(3) – 9/30/12	$10.10	0.16	(5)	0.29	—	0.45	(0.16)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Fund's total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund's investment guidelines. The return for the Core Plus Fund, Class I and E shares would have been (9.21)% and (10.82)%, respectively. See Note 2M in the Notes to Financial Statements.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse ments/ waivers) to average net assets		Ratio of net investment income (prior to reimburse ments/ waivers) to average net assets		Portfolio turnover rate
Brandes International Small Cap Fund
Class I
2/1/2012(3) – 9/30/12	$10.56	5.60%		$38.4	1.15%		1.44%		1.91%		0.68%		13.55	%(1)
Class S
2/1/2012(3) – 9/30/12	$10.55	5.50%		$5.9	1.40%		1.19%		2.16%		0.43%		13.55	%(1)
Brandes Institutional Core Plus Fixed Income Fund
Class I
9/30/2012	$9.60	10.06%		$25.3	0.50%		4.28%		1.23%		3.55%		31.59%
9/30/2011	$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%
9/30/2010	$9.65	13.73%		$24.8	0.50%		5.97%		1.25%		5.22%		150.89%
9/30/2009	$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%
12/28/2007(3) – 9/30/2008	$8.69	(9.00	)%(1),(6)	$4.7	0.50	%(2)	6.04	%(2)	7.93	%(2)	1.39	%(2)	404.25	%(1)
Class E
9/30/2012	$9.61	9.85%		$6.9	0.70%		4.06%		1.45%		3.33%		31.59%
9/30/2011	$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.12%		91.18%
9/30/2010	$9.66	13.47%		$2.7	0.70%		5.77%		1.48%		4.99%		150.89%
9/30/2009	$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%
5/28/2008(3) – 9/30/2008	$8.70	(10.62	)%(1),(6)	$0.0	0.70	%(2)	8.54	%(2)	7.19	%(2)	2.05	%(2)	404.25	%(1)
Brandes Credit Focus Yield Fund
Class I
2/1/2012(3) – 9/30/12	$10.39	6.23	%(1)	$19.3	0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)
Class S
3/2/2012(3) – 9/30/12	$10.39	4.51	%(1)	$—	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.60	%(2)	162.73	%(1)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes Institutional International Equity Fund (the “International Fund”), the Brandes Institutional Global Equity Fund (the “Global Fund”), the Brandes Institutional Emerging Markets Fund (the “Emerging Markets Fund), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The International Fund, Global Fund, Emerging Markets Funds and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively. The International Fund and Global Fund have three classes of shares: Class I, Class E and Class S. The Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund have two classes of shares: Class I and Class S. The Core Plus Fund began operations on December 28, 2007, and has two classes of shares: Class I and Class E. The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

(which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement, Brandes will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political,

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

economic, or other factors. The Funds did not hold any delayed delivery securities as of September 30, 2012.
D.	Participatory Notes. The International, Global, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The Advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the Advisor will complete an analysis of the prospective counterparties and once the note is purchased, will continue to monitor creditworthiness on a quarterly basis. The Advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on certain derivative assets in order to appropriately reflect the credit quality of the counterparty. During the periods ended September 30, 2012, the Funds did not make any counterparty credit risk valuation adjustments.

The International, Global and International Small Cap Funds were not invested in any participatory notes at or during the period ended September 30, 2012. The Emerging Markets Fund invested in a participatory note with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to purchase an underlying security, Etihad Etisalat Co. The average monthly market value of this security was $4,561,835 during the period ended September 30, 2012. As a result of the investment in the participation note, the Emerging Markets Fund recognized a net unrealized gain of $338,776 and no realized gain (loss). The market value of the security on September 30, 2012 was $5,065,445 and can be found in the Emerging Market Fund’s Schedule of Investments.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.
F.	Concentration of Risk. As of September 30, 2012, the International, Global, Emerging Markets and International Small Cap Funds held a significant portion of their respective assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. It is the Trust’s policy to monitor these off-balance sheet risks.
G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.
H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2012, the Global Equity Fund, Emerging Markets Fund, International Small Cap Equity Fund, Core Plus Fund and Credit Focus Yield Fund did not have any securities on loan. The International Equity Fund had a market value of securities loaned of $20,064,557 and received non-cash collateral for the loans of $21,631,339. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedule of Investments or Statement of Assets and Liabilities.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2009 through 2012). As of September 30, 2012, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2012. The Trust identifies its major tax jurisdictions as U.S. Federal and the State of California. The Trust is not aware of any tax positions for which it is rea

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

sonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.	Payment by Affiliate. During the fiscal year ended September 30, 2008, the Trust’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Core Plus Fund $8,946 relating to the Fund’s purchase of a security of an affiliate of the Distributor, which violated the Fund’s investment restrictions. Additionally, during the period ended September 30, 2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during the period ended September 30, 2011. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.
L.	Fair Value Measurements. The Trust has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exist or instances where prices vary substantially over time or among brokered market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

M.	Security Valuation

Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Securities traded on an exchange for which there have been no sales on the valuation date are valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy.

Investments in registered open-end management investment companies are valued based upon the net asset value (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy if there are significant observable inputs used.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

As of September 30, 2012, the International Equity Fund, Global Equity Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund had securities with market values of $306,271,115, $16,884,512, $95,229,542, $23,956,024, $0 and $0 that represent 85.22%, 55.51%, 47.01%, 54.09%, 0.00% and 0.00% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than short-term investments) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

preferred securities, fixed income securities purchased on a delayed-delivery basis and non-U.S. bonds are normally valued on the basis of bid prices obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund's portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3. Certain vendor priced securities may be considered Level 3 if significant unobservable inputs are used.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level of inputs used, as of September 30, 2012, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$37,794,044	$—	$37,794,044
Consumer Staples	—	36,421,358	—	36,421,358
Energy	13,109,033	31,329,340	—	44,438,373
Financials	4,983,181	59,055,213	—	64,038,394
Health Care	—	44,418,481	—	44,418,481
Industrials	—	2,840,809	—	2,840,809
Information Technology	9,723,880	20,001,193	—	29,725,073
Materials	2,882,888	17,892,236	—	20,775,124
Telecommunication Services	12,420,000	46,417,965	—	58,837,965
Utilities	6,047,984	10,100,476	—	16,148,460
Total Equities	49,166,966	306,271,115	—	355,438,081
Repurchase Agreements	—	2,258,523	—	2,258,523
Total Investments in Securities	$49,166,966	$308,529,638	$—	$357,696,604
Global Fund
Equities
Consumer Discretionary	$610,797	$1,485,983	$—	$2,096,780
Consumer Staples	1,567,514	2,149,155	—	3,716,669
Energy	1,422,255	2,085,560	—	3,507,815
Financials	2,243,722	2,786,155	—	5,029,877
Health Care	1,707,977	2,912,274	—	4,620,251
Industrials	382,270	—	—	382,270
Information Technology	3,399,556	1,357,061	—	4,756,617
Materials	—	494,143	—	494,143
Telecommunication Services	593,586	2,953,356	—	3,546,942
Utilities	142,913	660,825	—	803,738
Total Equities	12,070,590	16,884,512	—	28,955,102
Repurchase Agreements	—	922,094	—	922,094
Total Investments in Securities	$12,070,590	$17,806,606	$—	$29,877,196

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Equities
Consumer Discretionary	$3,212,658	$14,330,062	$—	$17,542,720
Consumer Staples	7,010,343	1,995,643	—	9,005,986
Energy	20,148,754	—	—	20,148,754
Financials	20,139,868	25,550,011	—	45,689,879
Health Care	390,488	2,094,901	—	2,485,389
Industrials	7,040,343	5,165,891	—	12,206,234
Information Technology	8,938,820	12,010,179	—	20,948,999
Materials	9,463,204	8,394,620	—	17,857,824
Telecommunication Services	15,241,124	14,193,624	—	29,434,748
Utilities	7,387,666	11,817,709	—	19,205,375
Total Equities	98,973,268	95,552,640	—	194,525,908
Participatory Notes	—	5,065,445		5,065,445
Short Term Investments	830,358	—	—	830,358
Repurchase Agreements	—	1,464,962	—	1,464,962
Total Investments in Securities	$99,803,626	$102,083,047	$—	$201,886,673
International Small Cap Equity Fund
Equities
Consumer Discretionary	$4,256,871	$5,556,540	$—	$9,813,411
Consumer Staples	4,734,998	2,124,190	—	6,859,188
Financials	3,139,154	561,440	—	3,700,594
Health Care	380,250	3,453,417	—	3,833,667
Industrials	1,170,007	7,325,440	—	8,495,447
Information Technology	2,115,172	820,095	—	2,935,267
Materials	868,761	2,130,586	—	2,999,347
Telecommunication Services	185,635	796,700	—	982,335
Utilities	—	1,204,933	—	1,204,933
Total Equities	16,850,848	23,973,341	—	40,824,189
Corporate Bonds	—	323,563	—	323,563
Repurchase Agreements	—	2,471,357	—	2,471,357
Total Investments in Securities	$16,850,848	$26,768,261	$—	$43,619,109
Core Plus Fixed Income Fund
Equities	$66,121	$—	$—	$66,121
Asset Backed Securities	—	—	1,034,874	1,034,874
Corporate Bonds		14,212,220		14,212,220
Government Securities	—	9,630,724	—	9,692,067
Mortgage Backed Securities	—	5,776,928	130,200	5,845,785
Warrants	—	—	—	—
Repurchase Agreements	—	1,202,211	—	1,202,211
Total Investments in Securities	$66,121	$30,822,083	$1,165,074	$32,053,278
Credit Focus Yield Fund
Equities	$102,480	$—	$—	$102,480
Asset Backed Securities	—	61,520	354,797	416,317
Corporate Bonds		11,741,328		11,741,328
Government Securities	—	6,365,362	—	6,365,362
Mortgage Backed Securities	—	263,081	17,037	280,118
Warrants	—	—	—	—
Repurchase Agreements	—	492,297	—	492,297
Total Investments in Securities	$102,480	$18,923,588	$371,834	$19,397,902

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Below are the transfers into or out of Levels 1 and 2 during the periods presented for the Funds:

International Equity Fund:
Transfers into Level 1	$—
Transfers out of Level 1	12,338,106
Net Transfers in and/or out of Level 1	$12,338,106
Transfers into Level 2	$12,338,106
Transfers out of Level 2	—
Net Transfers in and/or out of Level 2	$12,338,106
Global Equity Fund:
Transfers into Level 1	$—
Transfers out of Level 1	920,585
Net Transfers in and/or out of Level 1	$920,585
Transfers into Level 2	$920,585
Transfers out of Level 2	—
Net Transfers in and/or out of Level 2	$920,585
Emerging Markets Fund:
Transfers into Level 1	$6,133,215
Transfers out of Level 1	—
Net Transfers in and/or out of Level 1	$6,133,215
Transfers into Level 2	$—
Transfers out of Level 2	6,133,215
Net Transfers in and/or out of Level 2	$6,133,215
Core Plus Fund:
Transfers into Level 1	$—
Transfers out of Level 1	$—
Net Transfers in and/or out of Level 1	$—
Transfers into Level 2	$—
Transfers out of Level 2	$1,165,074
Net Transfers in and/or out of Level 2	$1,165,074

There were no transfers into or out of Levels 1 or 2 during the periods presented for the International Small Cap Fund and Credit Focus Fund.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and due to the lack of trading volume on September 30, 2012. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on NASDAQ on September 30, 2012.

There were no Level 3 securities in the International, Emerging Markets, International Small Cap and Global Equity Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Funds during the periods ended September 30, 2012:

	Core Plus Fund	Credit Focus Yield Fund
Beginning Balance – October 1, 2011	$—	$—
Purchases	—	388,857
Sales	(1,400)	(4,300)
Transfers in to level 3	1,165,074	—
Transfers out of level 3	—	—
Realized gains (losses), net	1,400	4,300
Change in unrealized gains (losses)	—	(17,023)
Ending Balance – September 30, 2012	$1,165,074	$371,834

The realized and unrealized gains and losses from Level 3 transactions is included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of September 30, 2012 the Core Plus and Credit Focus Yield Funds had $387,992 and $37,968 of unrealized losses, respectively from Level 3 securities.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of September 30, 2012.

	Fair value at 9/30/12	Valuation Techniques	Unobservable Inputs	Ranges
Sub-Prime Mortgages	$ 11,284	Consensus pricing	Third party inputs	N/A
		Discounted cash flows	Constant default rate Loss severity Delinquency	0 – 12% 0 – 80% 0 – 60%
Student Loans	1,378,386	Consensus pricing	Third party inputs	N/A
		Discounted cash flows	Prepayment speeds	0 – 4%
Federal & Federally Sponsored Credits	147,236	Consensus pricing	Third party inputs	N/A
Equity Securities	—	Expected proceeds from pending litigation.	No active market Qualitative information based on the status of pending litigation	$0.00 - $0.00

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant/significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Sub-Prime Mortgages, Student Loans and Federal & Federally Sponsored Credits

At regular intervals the above unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are compared to historical averages and general sector trends are taken into account. In general, an increase in the discount rate, default rates, loss severity and delinquencies, in isolation, would result in a decrease in the fair value measurement. In addition, an increase in default rates would generally be accompanied by a decrease in recovery rates, slower prepayment rates and an increase in liquidity spreads. For each of the individual relationships described above, the inverse relationship would also generally apply.

Equity Securities

As there is no active market for the Level 3 securities, the value is being derived from qualitative information based on the status of pending litigation.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

N.   In-Kind Redemptions. Net capital losses recorded on the Statement of Changes in Net Assets resulting from in-kind redemptions are excluded from the Emerging Markets Fund’s taxable gains and are not distributed to shareholders.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.  Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% on the first $2.5 billion, 0.90% on the next $2.5 billion and 0.80% on the amount of average daily net assets greater than $5 billion of the International Fund and 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon the average daily net assets of the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund, respectively. For the periods ended September 30, 2012, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund incurred $4,154,199, $269,754, $1,538,976, $194,109, $103,759 and $45,145 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds’ average daily net assets attributable to the specific classes through January 31, 2013 (the “Expense Cap Agreement”):

Fund	Class I	Class E	Class S
International Fund	1.05%	1.30%	1.30%
Global Fund	1.00%	1.25%	1.25%
Emerging Markets Fund	1.12%	N/A	1.37%
Core Plus Fund	0.50%	0.70%	N/A
International Small Cap Fund	1.15%	N/A	1.40%
Credit Focus Yield Fund	0.70%	N/A	0.95%

Prior to May 2012, the expense cap rates for the International Equity Fund were as follows: Class I: 1.20%, Class E: 1.45%, Class S: 1.45%. Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the periods ended September 30, 2012, the Advisor waived expenses of $208,594, $229,270, $378,305, $156,102, $218,903 and $149,098 for the International Fund, Global Equity Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Recovery Expiring September 30, 2013	Recovery Expiring September 30, 2014	Recovery Expiring September 30, 2015
International Fund	$—	$—	$208,594
Global Fund	158,122	187,218	229,270
Emerging Markets Fund	—	163,603	378,305
Core Plus Fund	192,839	204,045	156,102
International Small Cap Fund	N/A	N/A	218,903
Credit Focus Yield Fund	N/A	N/A	149,098

For the year ended September 30, 2012, the Advisor did not recoup any fees previously waived or reimbursed.

B.  Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% for the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. For the periods ended September 30, 2012, the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred $158,397, $12,786, $63,934, $8,556, $11,672 and $3,770 in such fees, respectively.

C.  Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A portion of the Funds’ distribution fees are paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class S shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% of the average daily net assets of each Fund’s Class S shares. During the periods ended September 30, 2012, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Trust, including the vote of a majority of the Independent Trustees. For the periods ended September 30, 2012, the Global Fund — Class S expensed $146, the Emerging Markets Fund — Class S expensed $134,359 and the International Small Cap Fund expensed $3,331 pursuant to the plan.

Class I and Class E of the Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.05% and 0.25% of annual net assets attributable to Class I and Class E, respectively (the “Shareholder Service Fee”). For the year ended September 30, 2012, the effective rate paid by the Funds was the following:

Fund	Class I	Class E
International Fund	0.01%	0.02%
Global Fund	0.01%	0.01%
Emerging Fund	0.01%	N/A
Core Plus Fund	0.03%	0.25%

Certain officers and trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the periods ended September 30, 2012:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$54,571,731	$170,691,662
Global Fund	—	—	5,783,306	16,932,394
Emerging Markets Fund	—	—	113,970,836	39,421,545
International Small Cap Fund	—	—	37,840,554	3,617,729
Core Plus Fund	12,167,548	5,237,156	1,717,763	3,891,708
Credit Focus Yield Fund	10,665,486	4,296,035	2,624,142	2,312,908

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended 9/30/12		Year Ended 9/30/11		Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	6,652	$87,660	9,012	$137,842	297	$5,822	190	$4,241
Class E	292	3,889	359	5,553	2	39	5	110
Class S	—	—	—	—	5	110	1	13
Issued on Reinvestment of Distributions
Class I	1,483	19,328	1,061	16,144	154	2,936	124	2,699
Class E	10	131	2	27	1	16	—	11
Class S	—	—	—	—	—	1	—	—
Shares Redeemed
Class I	(16,999)	(223,834)	(26,811)	(401,805)	(863)	(16,826)	(302)	(6,747)
Class E	(145)	(1,904)	(86)	(1,292)	(3)	(66)	—	(9)
Class S	—	—	—	—	(2)	(31)	—	—
Net Increase/(Decrease) Resulting from Fund Share Transactions	(8,707)	$(114,730)	(16,463)	$(243,531)	(409)	$(7,999)	18	$318

	Emerging Markets Fund				International Small Cap Fund
	Year Ended 9/30/12		Period Ended 9/30/11		Period Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	7,453	$64,976	14,976	$148,059	3,640	$36,401	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S	4,535	40,023	5,735	56,875	560	5,485	N/A	N/A
Issued on Reinvestment of Distributions
Class I	218	1,813	—	—	—	—	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S	96	795	—	—	—	—	N/A	N/A
Shares Redeemed
Class I	(1,851)	(16,510)	(5,831)	(57,310)	—	—	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S	(1,922)	(16,169)	(845)	(7,591)	(6)	(60)	N/A	N/A
Net Increase/(Decrease) Resulting from Fund Share Transactions	8,529	$74,928	14,035	$140,033	4,194	$41,826	N/A	N/A

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

	Core Plus Fund				Credit Focus Yield Fund
	Year Ended 9/30/12		Year Ended 9/30/11		Period Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	367	$3,447	341	$3,225	1,830	$18,478	N/A	N/A
Class E	437	4,103	304	2,891	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	—	—	N/A	N/A
Issued on Reinvestment of Distributions
Class I	153	1,422	153	1,454	29	295	N/A	N/A
Class E	29	269	19	180	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	—	—	N/A	N/A
Shares Redeemed
Class I	(375)	(3,525)	(581)	(5,546)	—	—	N/A	N/A
Class E	(162)	(1,524)	(192)	(1,814)	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	—	—	N/A	N/A
Net Increase/(Decrease) Resulting from Fund Share Transactions	449	$4,192	44	$390	1,859	$18,773	N/A	N/A

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Emerging Markets Fund	Core Plus Fund	International Small Cap Fund	Credit Focus Yield Fund
Cost of investments for tax purposes	$432,559,696	$30,073,254	$217,240,735	$29,688,253	$41,827,531	$18,505,948
Gross tax unrealized appreciation	29,002,756	3,601,837	15,287,536	2,879,394	3,944,386	975,962
Gross tax unrealized depreciation	(103,865,848)	(3,797,895)	(30,641,598)	(514,369)	(2,152,808)	(84,008)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	(74,863,092)	(196,058)	(15,354,062)	2,365,024	1,791,578	891,955
Distributable ordinary income	12,842,597	837,080	5,562,464	65,939	805,988	109,602
Distributable long-term capital gains	—	470,900	1,338,816	258,603	—	63,184
Total distributable earnings	12,842,597	1,307,980	6,901,280	324,542	805,988	172,786
Other accumulated gains/(losses)	(114,502,642)	(27,091)	(208,009)	—	(56,335)	(10,117)
Total accumulated earnings	$(176,583,137)	$1,084,831	$(8,660,791)	$2,689,566	$2,541,231	$1,054,624

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

The tax composition of dividends for the periods ended September 30, 2012 for the Funds were as follows:

	Ordinary Income Total	Long Term Capital Gains Total
International Fund	$21,557,103	$—
Global Fund	949,989	2,084,132
Emerging Markets Fund	1,650,809	1,078,185
International Small Cap Fund	—	—
Core Plus Fund	1,634,799	363,367
Credit Focus Yield Fund	297,635	—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2012.

At September 30, 2012, the International Fund had net realized losses on investment and foreign currency transactions between November 1, 2011 and September 30, 2012, of $26,501,673 which were deferred for tax purposes and recognized on October 1, 2012.

As of September 30, 2012 the Funds had capital losses expiring as indicated below:

Fund	2018	Indefinite
International Fund	$29,067,216	$59,035,452
Global Fund	—	—
Emerging Markets Fund	—	—
Core Plus Fund	—	—
International Small Cap Fund	—	—
Credit Focus Yield Fund	—	—

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2012, The International Fund increased undistributed net investment income/loss by $392,412, decreased accumulated net realized gain/loss by $392,414 and increased paid in capital by $2, due to certain permanent book and tax differences. The Global Fund decreased undistributed net investment income/loss by $17,228, decreased

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

accumulated net realized gain/loss by $60,939 and increased paid in capital by $78,167. The Emerging Markets Fund decreased undistributed net investment income/loss by $94,710, decreased accumulated net realized gain/loss by $540,064 and increased paid in capital by $634,774. The Core Plus Fund increased undistributed net investement income/loss by $114,401, decreased accumulated net realized gain/loss by $147,419 and increased paid in capital by $33,018. The Credit Focus Yield Fund increased undistributed net investment income/loss by $5,042, increased accumulated net realized gain/loss by $516,708 and decreased paid in capital by $521,750. The International Small Cap Fund decreased undistributed net investment income/loss by $5,114, increased accumulated net realized gain/loss by $79,585 and decreased paid in capital by $74,471. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act'') was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs'') since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are described below.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent'' failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

On December 16, the International Accounting Standards Board (IASB) and the Financial Accounting Standards Board (FASB) issued common disclosure requirements that are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. The eligibility criteria for offsetting are different in

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

International Financial Reporting Standards (IFRSs) and U.S. Generally Accepted Accounting Principles (US GAAP). The Trust will be required to apply the amendments in this Update for annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual periods. Management is currently evaluating the impact this disclosure may have on the Trust's financial statements.

NOTE 8 – OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2012, the Advisor or an affiliate of the Advisor beneficially owned shares of the Funds as follows:

	International Equity Fund		Global Equity Fund			International Small Cap Equity Fund	Core Plus Fund	Credit Focus Yield Fund
	Class E	Class S	Class I	Class E	Class S	Class I	Class I	Class I	Class S
Shares	7,722	7	934,213	5,938	5	2,291,956	578,044	1,854,804	10
Percent of total outstanding shares	1.57%	100.00%	63.01%	62.24%	0.11%	62.97%	21.95%	99.80%	100.00%

Brandes Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Brandes Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandes Institutional International Equity Fund, Brandes Institutional Global Equity Fund, Brandes Institutional Emerging Markets Fund, Brandes Institutional Small Cap Equity Fund, Brandes Institutional Core Plus Fixed Income Fund, and Brandes Credit Focus Yield Fund (hereinafter collectively the“Funds” or individually as the“Fund”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years ended September 30, 2012 for Brandes Institutional Core Plus Fixed Income Fund, Brandes Institutional Global Equity Fund, Brandes Institutional International Equity Fund, and Brandes Institutional Emerging Markets Fund and for the period February 1, 2012 (commencement of operations) through September 30, 2012 for Brandes International Small Cap Equity Fund and Brandes Credit Focus Yield Fund in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Brandes Institutional International Equity Fund and Brandes Institutional Core Plus Fixed Income Fund for each of the three years in the period ended September 30, 2010, and the financial highlights for Brandes Institutional Global Equity Fund for each of the two years in the period then ended, were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those statements.

Los Angeles, California
November 26, 2012

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2012, 0%, 91%, 0%, 0%, 100% and 0% of the ordinary distributions paid by the International, Core Plus, Global, Emerging Markets, Credit Focus Yield and International Small Cap Funds, respectively, qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the periods ended September 30, 2012, 0%, 13%, 6%, 14%, 0% and 0% of the ordinary distributions paid by the International, Core Plus, Global, Emerging Markets, Credit Focus Yield and International Small Cap Funds, respectively, were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended September 30, 2012, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100%, 0%, 100%, 78%, 0% and 0% for the International, Core Plus, Global, Emerging Markets, Credit Focus Yield and International Small Cap Funds,, respectively. Of the dividends paid by the International, Core Plus, Global, Emerging Markets, Credit Focus Yield and International Small Cap Funds, 0%, 0%, 38%, 0%, 0% and 0%, respectively, qualify for the corporate dividends received deduction.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

For the periods ended September 30, 2012, the International, Global, Emerging Markets and International Small Cap Funds earned foreign source income from dividends earned and paid foreign taxes, as noted below, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception of the foreign taxes paid in New Zealand and the United Kingdom. The New Zealand and United Kingdom foreign taxes paid by the Funds do not qualify to be passed through to the Funds’ shareholders.

	Gross Foreign Income				Foreign Tax Paid
	International Fund	Global Fund	Emerging Markets	International Small Cap Fund	International Fund	Global Fund	Emerging Markets	International Small Cap Fund
Argentina	—	—	14,741	1,633	—	—	530	259
Bermuda	—	—	71,802	17,686	—	—	—	—
Brazil	1,402,968	15,461	1,713,723	1,788	140,317	2,319	122,309	—
Canada	—	—	—	31,311	—	—	—	4,697
Cayman Islands	—	—	175,172	—	—	—	—	—
China	—	—	4,191	—	—	—	419	—
Czech Republic	—	—	169,202	—	—	—	25,380	—
France	3,701,125	220,248	—	32,896	555,169	33,037	—	4,935
Germany	811,193	40,967	—	—	7,961	—	—	—
Hong Kong	—	—	528,613	38,085	—	—	34,360	791
Hungary	—	—	307,402	—	—	—	—	—
India	—	—	128,569	—	—	—	—	—
Ireland	359,181	5,919	—	10,776	—	—	—	—
Israel	—	—	118,346	—	—	—	28,669	—
Italy	1,788,883	121,665	—	40,241	285,881	18,250	—	8,048
Japan	3,296,013	188,589	—	210,621	230,721	13,201	—	14,074
Jersey	43,005	—	—	—	—	—	—	—
Kuwait	—	—	21,099	—	—	—	3,165	—
Luxembourg	—	—	20,805	—	—	—	—	—
Mexico	60,118	2,315	75,349	9,522	—	—	13,053	2,026
Netherland	1,561,912	83,557	—	—	159,469	11,246	—	—
Pakistan	—	—	36,536	—	—	—	6,522	—
Panama	—	—	140,746	15,862	—	—	—	—
Philippines	—	—	39,117	2,044	—	—	11,735	613
Portugal	630,848	32,427	—	—	94,627	4,864	—	—
Russia	238,253	12,613	479,446	—	35,738	1,892	71,917	—
Singapore	—	—	33,677	32,060	—	—	—	—
South America	—	—	335,106	—	—	—	14,296	—
South Korea	355,143	—	416,368	2,992	58,563	—	70,322	—
Spain	512,281	25,351	—	—	76,842	3,803	—	—
Sweden	200,656	16,098	—	—	30,098	2,415	—	—
Switzerland	555,720	11,736	—	14,230	60,471	—	—	2,134
Taiwan	—	—	373,172	—	—	—	68,774	—
Turkey	—	—	286,797	15,621	—	—	43,020	2,343
United Arab Emirates	—	—	287,531	11,147	—	—	—	—
United Kingdom	3,634,012	160,143	287,713	74,559	363,401	16,014	7,473	7,456
	19,151,311	937,089	6,065,223	563,074	2,099,258	107,041	521,944	47,376

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 71)	Trustee	Since June 2004	Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	7	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 73)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	7	The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 55)	Trustee	Since April 2008	Retired since 2005; Director, Investment Management of Russell Investment Group from 2000 to 2005.	7	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 60)	Trustee	Since April 2008	Retired from 2002 – 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds.
Craig Wainscott 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 50)	Trustee	Since February 2012	Retired since 2006; Managing Director and other positions, US Mutual Funds, Russell Investments, from 1982 to 2006; currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Oliver Murray 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 49)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	7	None
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 51)	Trustee and President	Since July 2006	Executive Director of the Advisor	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 41)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006; Counsel to the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 55)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 61)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue, 49th Floor
Los Angeles, CA, 90071

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund, the Brandes Institutional Global Equity Fund, the Brandes Institutional Emerging Markets Fund, the Brandes International Small Cap Equity Fund and the Brandes Institutional Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert Fitzgerald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$167,000	$113,000
Audit-Related Fees	None	None
Tax Fees	$44,982	$31,500
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust___________

By (Signature and Title)* /s/ Jeff Busby

Jeff Busby, President

Date _12/5/12_____ _

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeff Busby

Jeff Busby, President

Date _12/5/12_____ _

By (Signature and Title)* /s/ Gary Iwamura

Gary Iwamura, Treasurer

Date _12/5/12_____ _

* Print the name and title of each signing officer under his or her signature.